UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELAWARE GROUP ADVISER® FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE POOLED® TRUST
DELAWARE VIP® TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DELAWARE GROUP® ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE POOLED® TRUST
DELAWARE VIP® TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

100 Independence
610 Market Street
Philadelphia, PA 19106-2354

October 22, 2021
Dear Shareholder:
A joint special meeting of the shareholders of each trust listed above in the Delaware Funds® by Macquarie complex (each individually, a “Trust,” and collectively, the “Trusts”) and each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) will be held via webcast on December 17, 2021 at 10:30 am, ET (the “Meeting”).  You are receiving this letter because you were a shareholder of record of at least one Fund as of October 4, 2021 (the “Record Date”).
The Meeting is being held to approve to the election of thirteen (13) trustees to the Board of Trustees of each Trust.
The Board of Trustees of each Trust has approved, and unanimously recommends that you vote FOR, all trustee nominees.
Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of a Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. Shareholders will be able to attend and participate in the Special Meeting online, vote electronically and submit questions prior to and during the meeting by visiting https://meetnow.global/MV5Z5XA on the meeting date and time described in the accompanying proxy statement.  To participate in the Special Meeting, you will need to log on using the control number from your proxy card or Meeting notice.  The control number can be found in the shaded box. There is no physical location for the Meeting.

Whether or not you plan to attend the virtual Meeting, your vote is needed.
Attendance at the Meeting will be limited to shareholders of the Fund as of the close of business on Record Date. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.
Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card/voting instruction form in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card/voting instruction form, or by visiting the Internet website listed on the enclosed proxy card/voting instruction form. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card/voting instruction form you receive. If we do not hear from you, our proxy solicitor, Computershare, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call Computershare at 866-963-6125 and a representative will assist you.
Your vote is important to us. Thank you for your response and for your investment.

Sincerely,
Shawn K. Lytle
President of the Trusts

DELAWARE GROUP® ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE POOLED® TRUST
DELAWARE VIP® TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

100 Independence
610 Market Street
Philadelphia, PA 19106-2354

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of each trust listed above of the Delaware Funds by Macquarie complex (each individually, a “Trust,” and collectively, the “Trusts”) and each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) will be held via webcast on December 17, 2021 at 10:30 am ET (the “Meeting”).  At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Shareholders Entitled to Vote
Proposal:	To Elect Thirteen (13) Trustees to the Board of Trustees of each Trust	All shareholders of each Trust, voting separately
The Board of Trustees of each Trust (collectively, the “Board”) has approved, and unanimously recommends that you vote FOR, all nominees in the Proposal.
The Proposal is discussed in greater detail in the enclosed joint proxy statement. Please read the joint proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Meeting of Shareholders, joint proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete, sign and return the proxy card/voting instruction form, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card/voting instruction form, but do not specify a vote, your proxy will be voted FOR the Proposal and FOR each trustee nominee.

Shareholders of record of the Fund at the close of business on October 4, 2021 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s)/voting instruction form(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via webcast.
REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA WEBCAST, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

If you attend the Meeting via webcast and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via webcast, however, will not revoke a previously given proxy.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of a Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. Shareholders will be able to attend and participate in the Special Meeting online, vote electronically and submit questions prior to and during the meeting by visiting https://meetnow.global/MV5Z5XA on the meeting date and time described in the accompanying proxy statement.  To participate in the Special Meeting, you will need to log on using the control number from your proxy card or Meeting notice.  The control number can be found in the shaded box. There is no physical location for the Meeting.
YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD/VOTING INSTRUCTION FORM, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting.  This Notice and the joint proxy statement and prospectus are available on the internet at delawarefunds.com/DFBMproxy. On this webpage, you will be able to access the Notice, the joint proxy statement and prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Boards of Trustees
Shawn K. Lytle
President of the Trusts October 22, 2021

JOINT PROXY STATEMENT

For

DELAWARE GROUP® ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE POOLED® TRUST
DELAWARE VIP® TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

100 Independence
610 Market Street
Philadelphia, PA 19106-2354

Dated: October 22, 2021

JOINT PROXY STATEMENT FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (each a “Board,” and collectively, the “Board” or the “Boards”) of the each of the trusts listed above (each individually, a “Trust,” and collectively, the “Trusts”) on behalf of each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) to be held via webcast on December 17, 2021 at 10:30 am ET (the “Meeting”).
The Joint Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Joint Special Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact Computershares at 866-963-6125. This Joint Proxy Statement, the Notice of the Joint Special Meeting of Shareholders and related proxy card(s)/voting instruction form(s) will be mailed to shareholders of the Funds beginning on or about October 25, 2021.
Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:

Shareholders Entitled to Vote
Proposal:	To Elect Thirteen (13) Trustees to the Board of Trustees of each Trust	All shareholders of each Trust, voting separately
The Board has unanimously approved, and recommends that you vote FOR, all nominees.

Shareholders of record of the Fund as of the close of business on October 4, 2021 (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth on Appendix B.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via webcast. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the section “VOTING PROCEDURES—How do I vote?” section of this Joint Proxy Statement.
TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE THROUGH THE INTERNET AT THE WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the matter to be voted on at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.
PROPOSAL: TO ELECT THIRTEEN (13) TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST

Why am I being asked to elect new Trustees?
Currently, the Board of Trustees of each Trust has ten members, nine of whom are Independent Trustees (as defined below).  The Board has determined to increase the size of the Board of each Trust to thirteen members, to be comprised of the ten existing trustees of each Trust and three nominees who served as trustees of the Ivy Funds complex prior to the acquisition of the parent company of the Ivy Funds’ investment adviser, Waddell & Reed Financial, Inc., by Macquarie Asset Management, the asset management division of Macquarie Group (“Macquarie”) and an affiliate of the Funds’ investment adviser, Delaware Management Company (“DMC”).  In order to satisfy the board composition requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ shareholders must approve the selection of the trustee nominees.  Among other things, the Board considered the background and experience of each trustee nominee, including each trustee nominee’s experience with the Delaware Funds by Macquarie or the Ivy Funds, and determined that each trustee nominee would provide valuable continuity and enhance the Board’s oversight of the Funds.  Information about the trustee nominees, including age, principal occupations during the past five years, and other information, such as the trustee nominees’ experience, qualifications, attributes, or skills, is set forth in this Joint Proxy Statement.
VOTING PROCEDURES
Why did you send me this booklet?
You are receiving this booklet because you were a shareholder of one or more Funds as of the close of business on October 4, 2021 (the “Record Date”).  This booklet includes the Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above.  The words “you” and “shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.
Who is asking for my vote?
The Board has sent a Joint Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Fund as of the Record Date. The Board is soliciting your vote for the Proposal discussed herein.
Who is eligible to vote?
Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Shareholders of the Funds on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held.)  No shares have cumulative voting rights in the election of Trustees.
Delaware VIP Trust (“Delaware VIP”) sells its shares only to the separate accounts of certain select insurance companies (“Participating Insurance Companies”) to fund certain variable life insurance policies and variable annuity contracts (“Policies”).  These shares are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the “Variable Accounts”) as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. Each of the Variable Accounts has a sub-account (“Sub-Account”), the assets of which are invested in shares of Delaware VIP Funds.
Owners of the Policies issued by each Participating Insurance Company (“Policyowners”) who select a portfolio for investment through a Variable Account have a beneficial interest in a Delaware VIP Fund, but do not invest directly in or hold shares of a Delaware VIP Fund. The Participating Insurance Company that uses a Delaware VIP Fund as an investment option is, in most cases, the actual shareholder of the Delaware VIP Fund and, as the legal owner of the Delaware VIP Fund’s shares, has voting power with respect to the shares.  Each Participating Insurance company is the legal owner of all Delaware VIP Fund shares held by the Variable Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for the Delaware VIP Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Meeting. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Delaware VIP Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Delaware VIP Fund shares attributable to its Policies as to which no timely instructions are received, and any Delaware VIP Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Delaware VIP Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.
For purposes of this Joint Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Policyowners and to Variable Accounts and Participating Insurance Companies, as direct owners of shares of the Delaware VIP Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.
How do I vote?
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of a Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.  Shareholders will be able to attend and participate in the Meeting online, vote electronically and submit questions prior to and during the meeting by visiting https://meetnow.global/MV5Z5XA on the meeting date and time described in the accompanying proxy statement.  To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice.  The control number can be found in the shaded box. There is no physical location for the Special Meeting.
If you do not expect to be present at the Meeting via webcast and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s)/voting instruction form(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s)/voting instruction form(s) with respect to the Proposal, the proxy will be voted FOR the approval of each trustee nominee and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail or the Internet or by attending the Meeting via webcast and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via webcast and vote or legally appoint another proxy to vote on your behalf.
If you are a registered shareholder, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.
To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy.  Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., ET, 3 business days prior to the Meeting date.
Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.
The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 888-724-2416 or 781-575-2748.
How can I obtain more information about the Funds?
Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to Delaware Distributors, L.P. at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling 800-523-1918. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.delawarefunds.com.

PROPOSAL 1
TO ELECT THIRTEEN (13) TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST
Introduction
Currently, the Board of Trustees of each Trust has ten members, nine of whom are Independent Trustees (as defined below).  The Board has determined to increase the size of the Board of each Trust to thirteen members, to be comprised of the ten existing trustees of each Trust and three nominees who served as trustees of the Ivy Funds complex prior to the acquisition of the parent company of the Ivy Funds’ investment adviser, Waddell & Reed Financial, Inc., by Macquarie Asset Management, the asset management division of Macquarie Group (“Macquarie”) and an affiliate of the Funds’ investment adviser, Delaware Management Company (“DMC”)..  In order to satisfy the board composition requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ shareholders must approve the selection of the trustee nominees. Among other things, the Board considered the background and experience of each trustee nominee, including each trustee’s experience with the Delaware Funds by Macquarie and the Ivy Funds, and determined that each trustee nominee would provide valuable continuity and enhance the Board’s oversight of the Funds.
At the Meeting, shareholders of each Trust will be asked to elect the following nominees to serve as Trustees on the Board of each Trust: Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A. J. Lawrence, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle (the “Trustee Nominees”).
The Board currently consists of ten Trustees: Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle (the “Current Trustees”).
If each Trustee Nominee is approved, the Board of each Trust would consist of thirteen Trustees.  Of the ten Current Trustees, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Frances A. Sevilla-Sacasa, Thomas K. Whitford and Janet L. Yeomans have previously been elected to the Board by Fund shareholders.  In addition to the Trustee Nominees who are Current Trustees, it is proposed that three additional Trustee Nominees — Joseph Harroz, Jr., Sandra A. J. Lawrence, and H. Jeffrey Dobbs — be added to the Board if elected by Fund shareholders.   Except for Mr. Lytle, none of the Trustee Nominees are an “interested person” of the Trusts (as such term is defined in the 1940 Act) (the “Independent Trustees”).  Should Mr. Lytle be elected to the Board of each Trust by that Trust’s shareholders, he would be considered an “interested” Trustee because of his position with Macquarie (the “Interested Trustee”).
At a meeting held on August 11-12, 2021, the Board, at the recommendation of the Trusts’ Nominating and Corporate Governance Committee, which is comprised solely of Independent Trustees, nominated each Trustee Nominee for election to the Board of each Trust.
Information about the Trustee Nominees
The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of each Trustee Nominee set forth below.  All Trustee Nominees have indicated that they will serve on the Board, and the Board has no reason to believe that any of them will become unavailable to continue to serve as Trustees.  If a Trustee Nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other Trustee Nominees nominated by the Independent Trustees.  Under the Declarations of Trust and By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office.
Independent Trustee Nominees
The twelve Independent Trustee Nominees, their term of office and length of time served (as applicable), their principal business occupations during the past five years, the number of portfolios overseen by the Trustee Nominees

(or the number of portfolios they will oversee should they be elected by shareholders, as applicable) and other directorships, if any, held by the Trustee Nominees are shown below.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	None
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	150	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	150	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	Private Investor (2013-Present) Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011)—J.P.Morgan Chase & Co.	150	Director—Banco Santander International (October 2016–December 2019) Director—Santander Bank, N.A. (December 2016– December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	150	Director and Audit Committee Member—Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee Nominee	N/A	Private Investor (2015-Present) Global Sector Chairman, Industrial Manufacturing—KPMG LLP (2010-2015)	150	Trustee—Ivy Funds, InvestEd and Ivy VIP Funds (2019-2021) Director—Valparaiso University (2012-Present) Director—TechAccel LLC (2015-Present) (Tech R&D)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
					Board Member—Kansas City Repertory Theatre (2015-Present) Board Member—PatientsVoices, Inc. (technology) (2018-Present) Kansas City Campus for Animal Care (2018-Present)
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	President—Drexel University (August 2010–Present) President—Franklin & Marshall College (July 2002–June 2010)	150
Director; Compensation
Committee and Governance Committee Member—Community Health Systems (May 2004–Present)

Director and Audit Committee Member— vTv Therapeutics Inc. (2017–Present)

Director and Audit Committee Member—FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director and Audit Committee Member—Federal Reserve Bank of Philadelphia (January
2020–Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee Nominee	N/A	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019)—College of Law, University of Oklahoma Managing Member—Harroz Investments, LLC, (commercial enterprises) (1998-2019) Managing Member—St. Clair, LLC (commercial enterprises) (2019-Present)	150
Trustee—Ivy Funds, InvestEd and Ivy VIP Funds (1998-2021)

Director and Shareholder—Valliance Bank (2007-Present)

Director—Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee—the Mewbourne Family Support Organization (non-profit) (2006-Present) (non-profit)

Independent Director—LSQ Manager, Inc. (real estate) (2007-2016)

Director—Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee—WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Sandra A. J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee Nominee	N/A	Private Investor (2019-Present) Formerly, Chief Administrative Officer—Children’s Mercy Hospitals and Clinics (2016-2019); and CFO—Children’s Mercy Hospitals and Clinics (2005-2016)	150
Trustee—Ivy Funds, InvestEd and Ivy VIP Funds (2019-2021)

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018); CoChair, Women Corporate, Directors (director education) (2018-2020)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	Private Investor (January2017–Present) Chief Executive Officer— Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March2012) and Interim Dean (January 2011–July 2011)—	150
Trust Manager and Audit
Committee Chair—Camden Property Trust (August 2011–Present)

Director; Audit and Compensation Committee—Callon Petroleum Company (December 2019–Present)

Director; Audit Committee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
			University of Miami School of Business Administration President—U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)		Member—Carrizo Oil & Gas, Inc.(March 2018–December 2019)
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since January 2013	Private Investor (2013-Present) Vice Chairman (2010–April 2013)—PNC Financial Services Group	150
Director—HSBC North
America Holdings Inc.
(December 2013–Present)

Director—HSBC USA Inc. (July 2014–Present)

Director—HSBC Bank
USA, National Association
(July 2014–March 2017)

Director—HSBC Finance
Corporation (December 2013–April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	Chief Executive Officer and President—Gore Creek Capital, Ltd. (August 2009–Present)	150
Director; Finance
Committee and Audit
Committee Member—
H&R Block Corporation
(July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member—Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee—The Merger Fund (2013–2021), The Merger Fund VL
(2013–2021), WCM
Alternatives: Event-Driven
Fund (2013–2021), and
WCM Alternatives: Credit
Event Fund (December 2017–2021)

Director; Chair of Governance Committee and Audit Committee Member—International Securities Exchange (2010–2016)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354	Trustee	Since April 1999	Private Investor (2012-Present) Vice President and Treasurer	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
1948			(January 2006–July 2012), Vice President—Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003)—3M Company		throughout directorship—Okabena Company (2009–2017)
1.	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of DMC.
Trustee Qualifications
The Nominating and Corporate Governance Committee of the Board of the Trusts is responsible for identifying, evaluating and recommending candidates to the Board.  The Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board.  Although the Board has not adopted a formal diversity policy, the Board nevertheless believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills.  It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Trusts in a manner consistent with the best interests of the Trusts’ shareholders.
The Board has determined that each Trustee Nominee is qualified to serve on the Board because of his or her specific attributes, including prior experience, background and skills.  The Board considered that the Trustee Nominees’ familiarity and experience with the Funds, as members of the Board, of DMC and its affiliates, as members of the Delaware Funds by Macquarie board or the Ivy Funds board, would result in the Board having a breadth of knowledge that would enhance its ability to oversee the Funds.
The following is a summary of various qualifications, experiences and skills of each Trustee Nominee that that led to the Board’s conclusion that the Trustee Nominee should serve as a Trustee on the Board.

Independent Trustee Nominees

Jerome D. Abernathy – Mr. Abernathy has over 30 years of experience in the investment management industry.  In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher.  Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology.

Thomas L. Bennett – Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis.  He has served in senior management for a number of money management firms.  Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies.  He has an M.B.A. from the University of Cincinnati. Mr. Bennet has been nominated to serve as Chair of the Board.

Ann D. Borowiec – Ms. Borowiec has over 25 years of experience in the banking and wealth management industry.  Ms. Borowiec also serves as a board member on several nonprofit organizations.  In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members.  Her experience would also provide additional oversight skill in the area of fund distribution.  Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University.

Joseph W. Chow – Mr. Chow has over 30 years of experience in the banking and financial services industry.  In nominating him to the Board, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management.  The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise.  Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from Massachusetts Institute of Technology.

H. Jeffrey Dobbs – Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Board concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry and as a trustee of the Ivy Funds complex member, as well as his educational background.

John A. Fry – Mr. Fry has over 30 years of experience in higher education.  He has served in senior management for three major institutions of higher learning including serving as president of a leading research university.  Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies.  Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology.  He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University.

Joseph Harroz, Jr. – Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a trustee of the Ivy Funds complex.  The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a trustee of the Ivy Funds complex.

Sandra A. J. Lawrence – Ms. Lawrence has been a member and chair of the boards of several closely-held corporations and charitable organizations.  She also has more than 14 years of experience serving on boards of public companies and has served as a chief financial officer and on investment committees.  Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Board concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background, service as trustee of the Ivy Funds complex, and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa – Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management.  In nominating her to the Board, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US.  The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees.  Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience.  Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively.

Thomas K. Whitford – Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution.  In nominating him to the Board, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members.

The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise.  Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania.

Christianna Wood – Ms. Wood has over 30 years of experience in the investment management industry.  In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience.  Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University.

Janet L. Yeomans – Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company.  In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions.  She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system.  She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago.

Interested Trustee Nominee
Shawn K. Lytle – Mr. Lytle has over 20 years of experience in the investment management industry.  He has been the president of Macquarie Asset Management - Americas since June 2015, and he is responsible for all aspects of the firm’s business.  Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions.  He holds a B.A. degree from The McDonough School of Business at Georgetown University.  Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI).  In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”
Board Structure and Related Matters
The Trusts are governed by the Board, which is responsible for the overall management of the Trusts and the Funds.  Such responsibility includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds.  The Board has appointed officers of the Trusts and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.
Under the Declarations of Trust and By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office.  The Trusts are not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and do not intend to do so.  Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trusts to assist in shareholder communications.
If shareholders elect the Trustee Nominees, the Board will be comprised of twelve Independent Trustees and one Interested Trustee. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Trusts’ shareholders.  In addition, the Board’s chairman, Thomas L. Bennett, is an Independent Trustee.  In that regard, Mr. Bennett’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trusts’ officers and other management personnel, and counsel.  The Independent Chair also performs such other duties as the Board may from time to time determine.
The Board generally holds four regularly scheduled meetings each year.  The Board may hold special meetings, as needed, in person, by videoconference or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold four regularly scheduled meetings each year, during a portion of which management is not present, as well as a special meeting in connection with the Board’s annual consideration of the Trusts’ management agreements, and may hold special meetings, as needed.  The Board held 6 meetings (all of which were virtual because of the COVID-19 pandemic) during the 12-month period ended August 31, 2021.  No Current Trustee attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Current Trustee served during such period.

The Board has established a committee structure (described below) that includes four standing committees, the Audit Committee, the Nominating and Corporate Governance Committee, the Investments Committee, and the Committee of Independent Trustees, all of which are comprised solely of Independent Trustees.  The Board periodically evaluates its structure and composition, as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trusts in light of, among other factors, the asset size and nature of the Trusts, the number of Funds overseen by the Board, the arrangements for the conduct of the Trusts’ operations, the number of Trustees, and the Board’s responsibilities.
Committees of the Board
The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee.  The respective duties and current memberships of the standing committees are set forth below.  The Board may establish ad hoc committees from time to time and compensate Trustees for service on such committees.
Audit Committee.  This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood.  The Committee held 7 meetings (all of which were virtual because of the COVID-19 pandemic) during the 12-month period ended August 31, 2021.
Committee of Independent Trustees.  This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees. The Committee held 4 meetings (all of which were virtual because of the COVID-19 pandemic) during the 12-month period ended August 31, 2021.
Investment Committee.  The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by DMC as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by DMC regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; and Christianna Wood. The Committee held 6 meetings (all of which were virtual because of the COVID-19 pandemic) during the 12-month period ended August 31, 2021.
Nominating and Corporate Governance Committee.  This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: Secretary, c/o Delaware Funds by Macquarie at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans. The Board has adopted a written charter of the Nominating and Corporate Governance Committee, which is attached as Appendix C. The Committee held 5 meetings (all of which were virtual because of the COVID-19 pandemic) during the 12-month period ended August 31, 2021.
In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole.
Risk Oversight
Consistent with its responsibility for oversight of the Trusts and their Funds, the Board oversees the management of risks relating to the administration and operation of the Trusts and the Funds.  The Board performs this risk management oversight directly and, as to certain matters, directly through its The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including DMC, the Funds’ distributor, the Funds' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.
The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how DMC and its affiliates identify and manage risks pertinent to the Trust.
The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with DMC’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.
The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.
Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Selection of Nominees
The Board’s Nominating and Corporate Governance Committee makes Independent Trustee candidate recommendations to the Board pursuant to its charter.  The Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from DMC and other principal service providers.

The Committee evaluates candidates using certain criteria, considering, among other qualities, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.
The Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Trusts.  The Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above.  Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member to discuss the position; if there appeared to be sufficient interest, a meeting with one or more Committee members would be arranged.  If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.
Any request by management to meet with the prospective candidate would be given appropriate consideration.  The Trusts have not paid a fee to third parties to assist in finding nominees.
Shareholders seeking to recommend one or more candidates to the Board should direct the names of such candidates they wish to be considered to the attention of the Trusts’ Nominating and Corporate Governance Committee, in care of the Trusts’ Secretary, at the address of the Trusts listed on the front page of this Joint Proxy Statement.  Such candidates will be considered with any other trustee candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources.
For candidates to serve as Independent Trustees, independence from DMC, its affiliates and other principal service providers is critical, as is an independent and questioning mindset.  The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trusts operate.  Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Governance Committee’s (or the Board’s) perceptions about future issues and needs.
Ownership of Fund Shares
Set forth in Appendix D is information regarding shares of the Funds beneficially owned by each Trustee Nominee as of the Record Date, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, as well as the aggregate dollar range of shares owned by each Trustee Nominee of Funds within the Delaware Funds by Macquarie complex.
To the best of the Trusts’ knowledge, as of the Record Date, no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix E.  As of that date, all of the Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.  In addition, no Trustee or nominee purchased or sold any securities of Macquarie or its affiliates during the past fiscal year.
Compensation
The fees paid to the Trustees are allocated among the Trusts based on their Funds’ relative asset size.  Information relating to compensation paid to the Trustees for each Trust’s most recent fiscal year is set forth in Appendix F.
Required Vote
Shareholders of each Trust, including each Fund and class thereof, will vote on a trust-by-trust basis to elect Trustees to that Trust’s Board.  For each Trust, the presence at the Meeting of one-third of the outstanding shares of such Trust shall be sufficient to constitute a quorum for that Trust.  Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting and entitled to vote, at which quorum is present.  This means that the 13 candidates who receive the largest number of votes will be elected as trustees.  In the election of trustees, votes may be cast in favor of a candidate or withheld.  If elected, the Trustee Nominees will serve as Trustees.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH TRUST VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card/voting instruction form will vote thereon in accordance with their judgment.
The Trusts generally are not required to hold annual meetings of shareholders, and the Trusts currently do not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or a Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund’s shareholders should send such proposals to the Secretary of the relevant Fund at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.
INFORMATION ABOUT THE MEETING
Record Date
Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own.  No shares have cumulative voting rights in the election of Trustees.  The number of shares that you may vote is the total of the number shown on the proxy card/voting instruction form accompanying this Joint Proxy Statement. Appendix B sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date.
Revocation of Proxies
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trusts at the address shown at the beginning of this Joint Proxy Statement) or webcast at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.
All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Trustee Nominee and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.
Quorum, Voting and Adjournment
For each Trust, the presence at the Meeting, via webcast or by proxy, of one-third of the outstanding shares of such Trust entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Trust or Fund.

In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via webcast or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.
Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to the Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal.
Discretionary Voting
Broker-dealers that hold a Trust’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee Nominee. The Trusts understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card/voting instruction form may have their shares voted by broker-dealer firms in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trusts’ officers or employees or representatives of DMC or one of its affiliates or by a proxy soliciting firm retained by the Trusts. DMC has retained Computershare as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $3,500,000-$5,000,000, to be borne by the Trusts. Costs will vary depending on the number of solicitations made. The Trusts’ officers, and those employees and representatives of DMC or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.
OTHER INFORMATION
Service Providers
Investment Adviser. DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the current investment adviser to the Funds. DMC is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services.

Distributor. Delaware Distributors, L.P. (“DDLP”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares.
Custodian. The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the custodian for the Funds.

Fund Accountants.  BNY Mellon also provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset values (“NAVs”) and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

Delaware Investments Fund Services Company (“DIFSC” or “Transfer Agent”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions, dissemination of Fund NAVs and performance data, and shareholder servicing.
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) was selected as the Funds’ independent registered public accounting firm to audit the accounts of the Funds for their most recently completed fiscal years. Representatives of PwC are not expected to attend the Meeting. The Funds do not know of any direct or indirect financial interest of PwC in the Trusts.
Appendix G shows the fees billed by PwC for audit and other services provided to the Trusts for the fiscal years indicated.
Shareholder Reports
Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to DDLP at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling 800-523-1918. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.delawarefunds.com.
Householding
To avoid sending duplicate copies of materials to households, the Trusts may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trusts’ records, unless a Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trusts through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to that Trust’s Transfer Agent at their address set forth above.

APPENDIX A
FUNDS INCLUDED IN THIS JOINT PROXY STATEMENT

TRUST	FUNDS
Delaware Group Adviser Funds	Delaware Diversified Income Fund Delaware U.S. Growth Fund
Delaware Group Cash Reserve	Delaware Investments Ultrashort Fund
Delaware Group Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group Equity Funds II	Delaware Value Fund
Delaware Group Equity Funds IV
   Delaware Healthcare Fund
   Delaware Small Cap Growth Fund
   Delaware Smid Cap Growth Fund
   Delaware Covered Call Strategy Fund
   Delaware Equity Income Fund
   Delaware Global Equity Fund
   Delaware Growth and Income Fund
   Delaware Growth Equity Fund
   Delaware Hedged U.S. Equity Opportunities Fund
   Delaware Opportunity Fund
   Delaware Premium Income Fund
   Delaware Total Return Fund

Delaware Group Equity Funds V	Delaware Wealth Builder Fund Delaware Small Cap Core Fund Delaware Small Cap Value Fund
Delaware Group Foundation Funds	Delaware Strategic Allocation Fund
Delaware Group Global & International Funds	Delaware Emerging Markets Fund Delaware International Value Equity Fund Delaware International Small Cap Fund
Delaware Group Government Funds	Delaware Strategic Income Fund

Delaware Emerging Markets Debt Corporate Fund
Delaware Group Income Funds	Delaware Corporate Fund Delaware Extended Duration Bond Fund Delaware High-Yield Opportunities Fund Delaware Floating Rate Fund
Delaware Group Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund Delaware Tax-Free New Jersey Fund Delaware Tax-Free Oregon Fund
Delaware Group State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group Tax Free Fund	Delaware Tax-Free USA Fund Delaware Tax-Free USA Intermediate Fund
Delaware Pooled Trust
   Macquarie Emerging Markets Portfolio
   Macquarie Emerging Markets Portfolio II
   Macquarie Labor Select International Equity Portfolio
   Delaware Global Listed Real Assets Fund
      (formerly, Delaware REIT Fund)

Delaware VIP® Trust
   Delaware VIP® Emerging Markets Series
   Delaware VIP® Small Cap Value Series
   Delaware VIP® Equity Income Series
   Delaware VIP® Fund for Income Series
   Delaware VIP® Growth and Income Series
   Delaware VIP® Growth Equity Series
   Delaware VIP® International Series
   Delaware VIP® Investment Grade Series
   Delaware VIP® Limited Duration Bond Series
   Delaware VIP® Opportunity Series
   Delaware VIP® Special Situations Series
   Delaware VIP® Total Return Series

Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund Delaware National High-Yield Municipal Bond Fund Delaware Tax-Free California Fund Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund

APPENDIX B
SHARES ISSUED AND OUTSTANDING
AS OF THE RECORD DATE

Registrants / Funds	Autex Code	Class A	Class C	Class R	Class R6	Institutional Class	Class L
Delaware Group® Adviser Funds
Delaware Diversified Income Fund	NE	78,415,706.791	8,849,610.354	2,405,090.700	25,213,054.199	337,160,079.013	N/A
Delaware Group® Cash Reserve
Delaware Investments Ultrashort Fund	D8	4,243,876.641	536,994.066	N/A	N/A	3,229,593.558	346,253.602
Delaware Group® Equity Funds I
Delaware Mid Cap Value Fund	G6	1,682,664.824	454,332.257	38,372.781	N/A	7,905,563.444	N/A
Delaware Group® Equity Funds II
Delaware Value® Fund	NN	64,664,287.428	10,951,494.368	2,118,260.139	50,170,552.364	270,949,943.065	N/A
Delaware Group® Equity Funds IV
Delaware Smid Cap Growth Fund	DF	39,299,565.116	11,595,250.828	564,313.993	2,490,910.021	44,118,407.352	N/A
Delaware Healthcare Fund	G4	11,727,525.156	3,771,040.036	155,326.241	N/A	22,227,653.454	N/A
Delaware Small Cap Growth Fund	GF	1,521,117.147	464,821.289	172,697.012	N/A	11,339,915.273	N/A
Delaware Covered Call Strategy Fund	FIN	7,276,792.990	N/A	N/A	3,666.475	2,645,913.375	N/A
Delaware Equity Income Fund	FI2	38,543,530.424	N/A	N/A	2,758.031	236,672.508	N/A
Delaware Global Equity Fund	FI6	32,800,309.818	N/A	N/A	18,229.842	2,052,141.207	N/A
Delaware Growth Equity Fund	FI3	29,351,777.363	N/A	N/A	99,124.103	4,434,868.067	N/A
Delaware Growth and Income Fund	FI1	70,889,261.414	N/A	N/A	13,040.627	328,227.385	N/A
Delaware Hedged U.S. Equity Opportunities Fund	FIP	4,408,474.234	N/A	N/A	1,583.571	2,355,974.247	N/A
Delaware Opportunity Fund	FI4	19,463,927.404	N/A	N/A	6,406.391	114,421.975	N/A
Delaware Premium Income Fund	FIQ	2,127,856.410	N/A	N/A	2,962.075	2,539,158.430	N/A
Delaware Total Return Fund	FI8	28,461,514.397	N/A	N/A	3,567.892	80,504.503	N/A

Registrants / Funds	Autex Code	Class A	Class C	Class R	Class R6	Institutional Class	Class L
Delaware Group® Equity Funds V
Delaware Wealth Builder Fund	FR	16,676,076.591	2,116,900.798	75,860.936	N/A	7,465,947.474	N/A
Delaware Small Cap Core Fund	NS	10,185,228.682	4,988,200.191	1,526,715.216	40,878,472.850	173,862,450.849	N/A
Delaware Small Cap Value Fund	DJ	13,731,009.708	851,135.157	764,111.293	19,676,998.168	49,158,132.325	N/A
Delaware Group® Foundation Funds
Delaware Strategic Allocation Fund	NG	16,681,686.846	767,374.309	109,499.716	N/A	3,440,494.597	N/A
Delaware Group® Global & International Funds
Delaware Emerging Markets Fund	FP	15,373,639.454	4,943,843.298	1,450,223.951	89,919,363.552	157,339,023.439	N/A
Delaware International Value Equity Fund	DW	13,288,568.573	308,624.310	321,570.493	252,302.928	23,224,550.090	N/A
Delaware International Small Cap Fund	G7	1,012,758.992	257,245.944	17,613.397	2,149,947.600	8,150,067.756	N/A
Delaware Group® Government Fund
Delaware Strategic Income Fund	DD	12,237,815.255	164,855.133	19,822.394	N/A	2,273,363.498	N/A
Delaware Emerging Markets Debt Corporate Fund	GC	99,620.145	12,941.292	343.776	N/A	9,351,513.335	N/A
Delaware Group® Income Funds
Delaware Corporate Bond Fund	NO	61,999,251.534	4,136,615.841	1,948,795.771	1,760,921.065	158,834,454.526	N/A
Delaware Extended Duration Bond Fund	NP	13,881,420.044	1,201,354.754	1,187,268.454	8,603,810.183	58,292,276.925	N/A
Delaware High-Yield Opportunities Fund	FV	112,108,280.455	1,794,277.683	726,095.069	18,388,640.725	23,275,196.237	N/A
Delaware Floating Rate Fund	GA	7,867,506.619	999,220.429	2,645.062	32,652.656	17,649,643.416	N/A

Registrants / Funds	Autex Code	Class A	Class C	Class R	Class R6	Institutional Class	Class L
Delaware Group® Limited-Term Government Funds
Delaware Limited-Term Diversified Income Fund	DE	32,674,647.762	1,256,155.716	103,527.580	536,314.956	28,993,614.387	N/A
Delaware Tax-Free New Jersey Fund	FIC	1,936,154.709	N/A	N/A	N/A	152,871.963	N/A
Delaware Tax-Free Oregon Fund	FIE	2,684,682.495	N/A	N/A	N/A	342,775.438	N/A
Delaware Group® State Tax-Free Income Trust
Delaware Tax-Free Pennsylvania Fund	D7	46,088,762.950	1,689,754.266	N/A	N/A	9,091,021.008	N/A
Delaware Group® Tax-Free Fund
Delaware Tax-Free USA Fund	DA	76,296,744.969	800,612.813	N/A	N/A	17,138,774.494	N/A
Delaware Tax-Free USA Intermediate Fund	D9	44,739,618.885	606,500.013	N/A	N/A	51,636,651.724	N/A
Delaware Pooled® Trust						Institutional Class	DPT Class
Macquarie Emerging Markets Portfolio	FZ	N/A	N/A	N/A	N/A	N/A	7,562,684.903
Macquarie Emerging Markets Portfolio II	G9	N/A	N/A	N/A	N/A	N/A	1,751,131.142
Macquarie Labor Select International Equity Portfolio	F8	N/A	N/A	N/A	N/A	N/A	11,793,922.207
Delaware Global Listed Real Assets Fund	F9	3,095,951.951	102,128.922	284,471.786	576,548.219	4,533,595.460	N/A
Voyageur Insured Funds
Delaware Tax-Free Arizona Fund	V3	5,510,328.815	126,128.174	N/A	N/A	1,882,418.943	N/A
Voyageur Intermediate Tax Free Funds
Delaware Tax-Free Minnesota Intermediate Fund	VN	5,676,099.491	263,609.599	N/A	N/A	2,116,477.904	N/A

Registrants / Funds	Autex Code	Class A	Class C	Class R	Class R6	Institutional Class	Class L
Voyageur Mutual Funds
Delaware Minnesota High-Yield Municipal Bond Fund	VL	9,954,357.495	1,262,991.915	N/A	N/A	9,265,237.483	N/A
Delaware National High-Yield Municipal Bond Fund	VQ	20,333,111.909	4,766,993.857	N/A	N/A	119,579,053.616	N/A
Delaware Tax-Free California Fund	V6	6,812,680.046	303,686.597	N/A	N/A	3,744,032.603	N/A
Delaware Tax-Free Idaho Fund	VF	6,114,329.181	545,231.758	N/A	N/A	4,655,482.328	N/A
Delaware Tax-Free New York Fund	VS	13,381,618.659	384,398.640	N/A	N/A	4,275,656.873	N/A
Voyageur Mutual Funds II
Delaware Tax-Free Colorado Fund	V8	14,170,567.902	580,666.141	N/A	N/A	6,751,069.226	N/A
Voyageur Mutual Funds III
Delaware Select Growth Fund	V1	7,895,687.890	314,841.630	91,661.166	N/A	1,283,391.692	N/A
Voyageur Tax Free Funds
Delaware Tax-Free Minnesota Fund	VO	29,501,224.542	1,329,984.842	N/A	N/A	17,283,499.624	N/A

Delaware VIP® Trust		Standard	Service
Delaware VIP® Emerging Markets Series	N1	13,037,782.235	12,840,214.759
Delaware VIP® Small Cap Value Series	F2	11,578,805.086	24,636,229.785
Delaware VIP® Equity Income Series	FL1	6,533,677.627	N/A
Delaware VIP® Fund for Income Series	FLA	14,916,629.817	N/A
Delaware VIP® Growth and Income Series	FL2	15,639,394.607	N/A
Delaware VIP® Growth Equity Series	FL3	5,167,100.393	N/A
Delaware VIP® International Series	FL6	11,030,773.514	41,497.053

Delaware VIP® Trust		Standard	Service
Delaware VIP® Investment Grade Series	FL9	5,161,528.842	1,029.970
Delaware VIP® Limited Duration Bond Series	FL8	2,776,161.084	N/A
Delaware VIP® Opportunity Series	FL4	4,694,531.891	N/A
Delaware VIP® Special Situations Series	FL5	7,366,715.171	N/A
Delaware VIP® Total Return Series	FL7	4,058,388.185	848.994

APPENDIX C

DELAWARE FUNDS® BY MACQUARIE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership
The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) shall be composed of at least three members, each of whom shall be, in the unanimous opinion of the members of the Committee after consultation with legal counsel to the independent trustees of the Board, independent as defined in Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended, and the listing standards of any national securities exchange on which any fund of the Delaware Funds® by Macquarie (each a “Fund”) is listed, and the Board Chair, as an ex officio member. The members of the Committee shall be elected by the Board. One member of the Committee shall be designated by the Board as the Committee’s Chair (the “Chair”). The Chair shall preside at all Committee meetings at which he or she is present and shall have such other duties and authority as may be determined by the Committee. The Board may remove any member of the Committee (including the Chair) at any time with or without cause. The Chair and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.
Board Nominations
1.
Independent Directors/Trustees. The Committee shall make recommendations to the Board regarding nominations for individuals to serve as Independent Director/Trustee on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser, affiliates of such investment adviser, and other principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations, and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial, or family relationships with service providers. In addition to evaluating a candidate’s independence, the Committee shall consider other factors that the Committee may deem relevant, which may include but shall not be limited to:

•
the person’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences.

•
whether the person’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations;

•	the character and integrity of the person;
•	whether or not the person has any criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security;

•
whether or not the person has been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director/Trustee of the Funds; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Funds’ retirement policy.

2.	Chair of the Board. The Committee shall nominate an individual to serve as the Chair of the Board.

3.
Committees. The Committee shall annually review the membership of and annually recommend to the Board persons to serve as chairpersons and members of each standing committee of the Board. The Committee shall also make recommendations to the Board regarding persons to serve as chairpersons and members of any new standing committee established by the Board.

4.
Affiliated Directors/Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations to the Board regarding Director/Trustee membership on the Board for “interested persons” (as defined in the Investment Company Act of 1940).

5.
Shareholder Recommendations. In the event that there is a vacancy on the Board, the Committee shall consider any recently received shareholder recommendations for nominations to the Board. At all other times, the Committee may but need not consider any shareholder recommendations for nominations to the Board.

6.
Board Composition. The Committee shall periodically review the composition of the Board, including the number of Directors/Trustees and Board diversity, to determine whether it may be appropriate to recommend the addition of individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance
1.	The Committee shall review and make recommendations to the Board with respect to the size, structure, processes, and practices of the Board and the committees of the Board.

2.	The Committee shall review the continued appropriateness of existing committees of the Board, and consider the addition of new committees of the Board.

3.
The Committee shall evaluate annually the ability of each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chair of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

4.
In accordance with the Statement of Policy Regarding Service on Competitive Boards, the Committee shall make such inquiries as it deems necessary with respect to proposed or continuing board service by Independent Directors/Trustees, and shall periodically re- examine existing board positions held by Independent Directors/Trustees.

5.
The Committee shall review on an annual basis the total of each Independent Director’s/Trustee’s investments in the Funds to monitor compliance with the Policy Regarding Mandatory Investment in the Funds by Directors/Trustees.

6.	The Committee shall oversee educational sessions of the meetings of the Board and shall, at least annually, conduct a review of Director/Trustee education on current industry issues.

7.	The Committee shall oversee the purpose, content, organization, and effectiveness of the orientation process for new Directors/Trustees.

8.
The Committee shall periodically review the amount of compensation payable to the Independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the Independent Directors/Trustees and the time required to perform these duties.

9.	The Committee shall periodically monitor the performance of legal counsel for the Independent Directors/Trustees.
10.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board and shall review and respond, as appropriate, to shareholders who communicate with the Board.

Other Authority and Responsibilities
1.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s). Without intending any limitation on the generality of the foregoing, the Committee is authorized to engage an independent consultant to review the Board’s compensation structure.

2.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

3.	The Committee shall review annually the Board Policies and Practices and recommend any changes to the Board.

4.	The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel & Entertainment Policy.

5.	The Committee shall conduct an annual performance evaluation of the Committee.

6.	The Committee shall conduct an annual performance evaluation of the Board and report its findings and recommendations to the Committee of Independent Directors/Trustees.

7.	The Committee shall review annually Director and Officer insurance matters and report its findings and recommendations to the Board.

8.	The Committee shall review annually the compensation for the Funds’ Chief Compliance Officer and report its findings and recommendations to the Board.

9.	The Committee shall, at least annually, review the Charter of the Committee of Independent Directors/Trustees and recommend any changes to the Board.

10.	The Committee shall perform such other functions and exercise such other authority as delegated to it from time to time by the Board.

APPENDIX D
TRUSTEE NOMINEES’ OWNERSHIP OF FUND SHARES
AS OF THE RECORD DATE
Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle
$10,001 - $50,000
Delaware Group Equity Funds II – Delaware Value Fund

Over $100,000
Delaware Group Equity Funds V -Delaware Wealth Builder Fund

$10,001 - $50,000
Delaware Group Equity Funds V -Delaware Small Cap Core Fund

$10,001 - $50,000
Delaware Group Global & International Funds – Delaware Emerging Markets Fund

$10,001 - $50,000
Delaware Group Income Funds – Delaware Floating Rate Fund
Over $100,000
Independent Trustees
Jerome D. Abernathy
$50,001 - $100,000
Delaware Group Equity Funds II – Delaware Value Fund

$10,001 - $50,000
Delaware Group Equity Funds IV -Delaware Smid Cap Growth Fund

$10,001 - $50,000
Delaware Group Global & International Funds – Delaware Emerging Markets Fund

Over $100,000
Thomas L. Bennett	Over $100,000 Delaware Group Equity Funds II – Delaware Value Fund Over $100,000 Delaware Group Equity Funds V -Delaware Small Cap Value Fund	Over $100,000

Ann D. Borowiec
Over $100,000
Delaware Group Equity Funds IV -Delaware Smid Cap Growth Fund

Over $100,000
Delaware Group Equity Funds V -Delaware Small Cap Core Fund

Over $100,000
Delaware Group Global & International Funds – Delaware Emerging Markets Fund

Over $100,000
Joseph W. Chow
$1 - $10,000
Delaware Group Cash Reserve – Delaware Investments Ultrashort Fund

Over $100,000
Delaware Group Equity Funds IV -Delaware Healthcare Fund

Over $100,000
Delaware Group Equity Funds V -Delaware Small Cap Core Fund

Over $100,000
John A. Fry
$10,001 - $50,000
Delaware Group Adviser Funds – Delaware Diversified Income Fund

$50,001 - $100,000
Delaware Group Equity Funds II – Delaware Value Fund

Over $100,000
Delaware Group Equity Funds V -Delaware Small Cap Core Fund

Over $100,000

Frances A. Sevilla-Sacasa
$50,001 - $100,000
Delaware Group Adviser Funds – Delaware U.S. Growth Fund

$10,001 - $50,000
Delaware Group Equity Funds II – Delaware Value Fund

$10,001 - $50,000
Delaware Group Equity Funds IV -Delaware Wealth Builder Fund

Over $100,000
Delaware Group Foundation Funds – Delaware Strategic Allocation Fund

$10,001 - $50,000
Delaware Group Income Funds – Delaware Floating Rate Fund
Over $100,000
Thomas K. Whitford	Over $100,000 Delaware Group Equity Funds II – Delaware Value Fund Over $100,000 Delaware Group Equity Funds V -Delaware Small Cap Core Fund	Over $100,000
Christianna Wood
$50,001 - $100,000
Delaware Group Equity Funds II – Delaware Value Fund

Over $100,000
Delaware Group Equity Funds IV -Delaware Smid Cap Growth Fund

Over $100,000
Delaware Group Equity Funds V -Delaware Small Cap Value Fund

Over $100,000

Janet L. Yeomans	Over $100,000 Delaware Group Equity Funds II – Delaware Value Fund Over $100,000 Delaware Group Equity Funds V -Delaware Small Cap Core Fund	Over $100,000
* The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

APPENDIX E
OWNERSHIP OF SHARES
AS OF THE RECORD DATE
Occasionally, the number of shares of the Funds held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of Record Date, to the best of the knowledge of the Funds, the following shareholders owned of record or beneficially 5% or more of any class of the outstanding voting shares of each Fund:

Fund Name	Registration Address Block	Percentage of Fund
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	14.73%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.59%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.44%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.06%
DELAWARE TAX-FREE USA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.50%
DELAWARE TAX-FREE USA FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	35.60%

DELAWARE SMID CAP GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.73%
DELAWARE SMID CAP GROWTH FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.24%
DELAWARE SMID CAP GROWTH FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.44%
DELAWARE SMID CAP GROWTH FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.42%
DELAWARE SMID CAP GROWTH FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.94%
DELAWARE EMERGING MARKETS FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.57%

DELAWARE EMERGING MARKETS FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	20.36%
DELAWARE EMERGING MARKETS FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.01%
DELAWARE EMERGING MARKETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.04%
DELAWARE EMERGING MARKETS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.55%
DELAWARE EMERGING MARKETS FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.69%
DELAWARE EMERGING MARKETS FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.88%
DELAWARE EMERGING MARKETS FUND CLASS I	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.08%

DELAWARE EMERGING MARKETS FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.65%
DELAWARE EMERGING MARKETS FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.68%
DELAWARE EMERGING MARKETS FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	16.16%
DELAWARE EMERGING MARKETS FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.30%
DELAWARE EMERGING MARKETS FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.23%
DELAWARE EMERGING MARKETS FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.43%
DELAWARE EMERGING MARKETS FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.83%

DELAWARE SMALL CAP VALUE FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.03%
DELAWARE SMALL CAP VALUE FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	8.13%
DELAWARE SMALL CAP VALUE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.58%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	7.12%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.46%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.72%

DELAWARE STRATEGIC INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	10.79%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	18.27%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.05%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.28%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.06%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.50%

DELAWARE STRATEGIC INCOME FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.00%
DELAWARE STRATEGIC INCOME FUND CLASS I	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN P.O. BOX 7876 FORT WAYNE IN 46801-7876	8.70%
DELAWARE STRATEGIC INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.68%
DELAWARE STRATEGIC INCOME FUND CLASS I	SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	49.18%
DELAWARE SMID CAP GROWTH FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12.26%
DELAWARE SMID CAP GROWTH FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.08%
DELAWARE SMID CAP GROWTH FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	12.92%

DELAWARE SMID CAP GROWTH FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	14.66%
DELAWARE SMID CAP GROWTH FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.46%
DELAWARE SMID CAP GROWTH FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.00%
DELAWARE SMID CAP GROWTH FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.73%
DELAWARE SMALL CAP VALUE FUND CLASS I	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	25.63%
DELAWARE SMALL CAP VALUE FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.95%
DELAWARE SMALL CAP VALUE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.81%

DELAWARE SMALL CAP VALUE FUND CLASS I	STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR THE NEW YORK STATE DEFERRED COMPENSATION PLAN 1200 CROWN COLONY DRIVE QUINCY MA 02169	11.47%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.52%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	31.56%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.88%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	12.80%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	17.25%

DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.48%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	28.79%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	36.10%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.98%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.32%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.78%

DELAWARE EMERGING MARKETS FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.13%
DELAWARE EMERGING MARKETS FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.23%
DELAWARE EMERGING MARKETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.77%
DELAWARE EMERGING MARKETS FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	15.89%
DELAWARE EMERGING MARKETS FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.92%
DELAWARE EMERGING MARKETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.00%
DELAWARE EMERGING MARKETS FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.53%

DELAWARE EMERGING MARKETS FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.66%
DELAWARE EMERGING MARKETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.27%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.07%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	6.15%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.31%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.41%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.30%

DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.05%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.50%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.70%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.84%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.12%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	15.41%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.43%

DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.11%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.39%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.31%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	5.25%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.09%
DELAWARE TAX-FREE USA FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.13%

DELAWARE TAX-FREE USA FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.03%
DELAWARE TAX-FREE USA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.80%
DELAWARE TAX-FREE USA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	11.31%
DELAWARE TAX-FREE USA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	18.18%
DELAWARE TAX-FREE USA FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.24%
DELAWARE TAX-FREE USA FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.64%
DELAWARE TAX-FREE USA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.95%

DELAWARE TAX-FREE USA INTERMEDIATE CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.02%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	41.99%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.16%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.39%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.73%
DELAWARE STRATEGIC INCOME FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	19.55%
DELAWARE STRATEGIC INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.35%

DELAWARE STRATEGIC INCOME FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	15.08%
DELAWARE STRATEGIC INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	22.61%
DELAWARE STRATEGIC INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.01%
DELAWARE SMID CAP GROWTH FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.93%
DELAWARE SMID CAP GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.14%
DELAWARE SMID CAP GROWTH FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.32%
DELAWARE SMID CAP GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.30%

DELAWARE SMID CAP GROWTH FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.94%
DELAWARE SMID CAP GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.94%
DELAWARE SMID CAP GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.42%
DELAWARE SMID CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.85%
DELAWARE SMALL CAP VALUE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	15.13%
DELAWARE SMALL CAP VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	21.24%
DELAWARE SMALL CAP VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.13%

DELAWARE SMALL CAP VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.76%
DELAWARE SMALL CAP VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.12%
DELAWARE SMALL CAP VALUE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.51%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.63%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	13.48%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	38.74%
MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	IUOE LOCAL 94 HEALTH & BENEFIT FUND- COMMERCIAL 331-337 W 44TH ST NEW YORK NY 10036-5402	5.59%

MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	LOCAL 804 I.B.T & LOCAL 447 I.A.M. UPS MULIT-EMPLOYER RETIREMENT PLAN 55 GLENLAKE PKWY NE ATLANTA GA 30328-3474	33.00%
MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR TTEE/CUST JOINT ANNUITY FUND LOCAL UNION 164 C/O FABIAN & BRYN 425 EAGLE ROCK AVENUE ROSELAND NJ 07068	6.56%
MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	PLUMBERS AND STEAMFITTERS LOCAL NO 7 PENSION FUND 18 AVIS DRIVE LATHAM NY 12110-2605	9.20%
MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	RELIANCE TRUST CO FBO SF CULINARY PEN 201 17TH ST STE 1000 ATLANTA GA 30363-0000	15.43%
MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	THE NORTHERN TRUST CO AS CUST FBO MIDWEST OPERATING ENGINEERS WELFARE PO BOX 92956 CHICAGO IL 60675-2956	6.04%
MACQUARIE LABOR SELECT INTL EQUITY PORTFOLIO	THE NORTHERN TRUST CO AS CUST FBO MIDWEST OPERATING ENGINEERS WELFARE 801 S CANAL CHICAGO IL 60675-0001	9.66%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.19%

DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.90%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.48%
DELAWARE ULTRASHORT FUND CLASS C	ASCENSUS TRUST COMPANY FBO BERKS ENGINEERING CO 401(K) P.O. BOX 10758 FARGO, ND 58106	6.14%
DELAWARE ULTRASHORT FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.02%
DELAWARE ULTRASHORT FUND CLASS C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	38.33%
DELAWARE ULTRASHORT FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	33.27%
DELAWARE ULTRASHORT FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	55.21%
DELAWARE ULTRASHORT FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.05%

DELAWARE ULTRASHORT FUND CLASS I	PLUMBERS AND PIPEFITTERS LOCAL EDUCATION FUND C/O I.E SHAFFER & CO 830 BEAR TAVERN RD 2ND FL WEST TRENTON NJ 08628-0230	31.59%
DELAWARE WEALTH BUILDER FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.06%
DELAWARE WEALTH BUILDER FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.72%
DELAWARE WEALTH BUILDER FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	11.84%
DELAWARE WEALTH BUILDER FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.39%
DELAWARE WEALTH BUILDER FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.46%
DELAWARE WEALTH BUILDER FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.61%

DELAWARE WEALTH BUILDER FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.41%
DELAWARE WEALTH BUILDER FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	19.79%
DELAWARE WEALTH BUILDER FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.56%
DELAWARE WEALTH BUILDER FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.32%
DELAWARE WEALTH BUILDER FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.50%
DELAWARE WEALTH BUILDER FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.01%

DELAWARE WEALTH BUILDER FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.19%
DELAWARE WEALTH BUILDER FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	23.98%
DELAWARE WEALTH BUILDER FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.82%
DELAWARE WEALTH BUILDER FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	16.38%
DELAWARE WEALTH BUILDER FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.81%
DELAWARE WEALTH BUILDER FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.44%
DELAWARE WEALTH BUILDER FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.27%

DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	6.76%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	30.31%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.78%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.61%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.45%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	24.63%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	44.18%

DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.46%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.12%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.07%
MACQUARIE EMERGING MARKETS PORTFOLIO	STATE UNIVERSITIES RETIREMENT SYSTEM OF ILLINOIS 1901 FOX DR CHAMPAIGN IL 61820-7333	96.66%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.22%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.85%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	28.37%

DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	26.87%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.81%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.05%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	76.68%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.47%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.28%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	19.57%

DELAWARE DIVERSIFIED INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.06%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.74%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.07%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.06%
DELAWARE DIVERSIFIED INCOME FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.50%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.15%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.43%

DELAWARE DIVERSIFIED INCOME FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.26%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.12%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.18%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	11.68%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.45%
DELAWARE DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.58%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.90%

DELAWARE DIVERSIFIED INCOME FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.57%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.77%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.90%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	16.77%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.15%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.42%
DELAWARE DIVERSIFIED INCOME FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.02%

DELAWARE DIVERSIFIED INCOME FUND CLASS R6	MAC & CO NUCLEAR DECOMMISSIONING TRT 500 GRANT ST RM 151-1010 PITTSBURGH PA 15258	22.89%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	MAC & CO FBO NEXTERA ENERGY DUANE ARNOLD LLC ATTN MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	14.01%
DELAWARE DIVERSIFIED INCOME FUND CLASS R6	THE NORTHERN TRUST CO AS TTEE FBO GEORGIA GULF 50 S LA SALLE ST CHICAGO IL 60603-1003	21.76%
DELAWARE EMERGING MARKETS FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	35.39%
DELAWARE EMERGING MARKETS FUND CLASS R6	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	18.52%
DELAWARE EMERGING MARKETS FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	16.34%
DELAWARE FLOATING RATE FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	5.32%

DELAWARE FLOATING RATE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.38%
DELAWARE FLOATING RATE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.74%
DELAWARE FLOATING RATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.56%
DELAWARE FLOATING RATE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.32%
DELAWARE FLOATING RATE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9.23%
DELAWARE FLOATING RATE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.58%
DELAWARE FLOATING RATE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.34%

DELAWARE FLOATING RATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.34%
DELAWARE FLOATING RATE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.05%
DELAWARE FLOATING RATE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	36.78%
DELAWARE FLOATING RATE FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.75%
DELAWARE FLOATING RATE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.74%
DELAWARE FLOATING RATE FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9.48%

DELAWARE FLOATING RATE FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	13.68%
DELAWARE FLOATING RATE FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.39%
DELAWARE FLOATING RATE FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.10%
DELAWARE FLOATING RATE FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.07%
DELAWARE FLOATING RATE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	28.72%
DELAWARE FLOATING RATE FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.25%
DELAWARE FLOATING RATE FUND CLASS R	MACQUARIE MANAGEMENT HOLDINGS INC C/O RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	30.62%

DELAWARE FLOATING RATE FUND CLASS R	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	69.25%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.05%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL A	CHRISTOPHER J TYDRICK TOD KEVIN M TYDRICK SUBJECT TO STA TOD RULES 642 OVERHILL RD ARDMORE PA 19003-1007	21.30%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.17%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	19.87%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL C	BNYM I S TRUST CO CUST CESA FBO JOHN G LANOUE RESP INDV CONNOR J LANOUE 1846 COUNTY ROAD 11 TRACY MN 56175-1116	15.02%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	55.30%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	21.92%

DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	23.96%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL I	MACQUARIE MANAGEMENT HOLDINGS INC C/O RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	32.10%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.81%
DELAWARE EMERGING MARKETS DEBT CORPORATE FUND CL R	MACQUARIE MANAGEMENT HOLDINGS INC C/O RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	98.74%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.81%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.64%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.36%

DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.97%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.76%
DELAWARE TAX-FREE PENNSYLVANIA FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.01%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9.94%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	47.52%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.11%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.99%

DELAWARE TAX-FREE MINNESOTA INT FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.64%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	16.88%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.70%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.24%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16.12%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.68%
DELAWARE TAX-FREE ARIZONA FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	15.56%

DELAWARE TAX-FREE ARIZONA FUND CLASS I	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.20%
DELAWARE TAX-FREE ARIZONA FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.63%
DELAWARE TAX-FREE ARIZONA FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.36%
DELAWARE TAX-FREE ARIZONA FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	17.81%
DELAWARE TAX-FREE ARIZONA FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.38%
DELAWARE TAX-FREE ARIZONA FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.82%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	20.12%

DELAWARE TAX-FREE CALIFORNIA FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.16%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	28.85%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.70%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.20%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.17%
DELAWARE TAX-FREE COLORADO FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	22.83%
DELAWARE TAX-FREE COLORADO FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	15.02%

DELAWARE TAX-FREE COLORADO FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.25%
DELAWARE TAX-FREE COLORADO FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.77%
DELAWARE TAX-FREE COLORADO FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.04%
DELAWARE TAX-FREE COLORADO FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.66%
DELAWARE TAX-FREE COLORADO FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.60%
DELAWARE TAX-FREE COLORADO FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.17%
DELAWARE TAX-FREE IDAHO FUND CLASS I	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	24.92%

DELAWARE TAX-FREE IDAHO FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.99%
DELAWARE TAX-FREE IDAHO FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.07%
DELAWARE TAX-FREE IDAHO FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.89%
DELAWARE TAX-FREE IDAHO FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.06%
DELAWARE TAX-FREE IDAHO FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.80%
DELAWARE SMALL CAP GROWTH FUND A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	11.84%
DELAWARE SMALL CAP GROWTH FUND A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.55%

DELAWARE SMALL CAP GROWTH FUND A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	20.18%
DELAWARE SMALL CAP GROWTH FUND A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.58%
DELAWARE SMALL CAP GROWTH FUND A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.33%
DELAWARE SMALL CAP GROWTH FUND C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.94%
DELAWARE SMALL CAP GROWTH FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.68%
DELAWARE SMALL CAP GROWTH FUND C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	14.49%
DELAWARE SMALL CAP GROWTH FUND C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	17.65%
DELAWARE SMALL CAP GROWTH FUND C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	13.80%

DELAWARE SMALL CAP GROWTH FUND I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	21.36%
DELAWARE SMALL CAP GROWTH FUND I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	23.95%
DELAWARE SMALL CAP GROWTH FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.38%
DELAWARE SMALL CAP GROWTH FUND I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.06%
DELAWARE SMALL CAP GROWTH FUND I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.69%
DELAWARE SMALL CAP GROWTH FUND R	ASCENSUS TRUST COMPANY FBO MACK CAMERA SERVICES 401(K) PO BOX 10758 FARGO ND 58106	83.30%
DELAWARE SMALL CAP GROWTH FUND R	PAI TRUST COMPANY, INC. IMG COMPANIES, LLC 401(K) P/S PLA 1300 ENTERPRISE DRIVE DE PERE WI 541150000	12.05%
DELAWARE FLOATING RATE FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	90.94%

DELAWARE TAX-FREE MINNESOTA FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.41%
DELAWARE TAX-FREE MINNESOTA FUND CLASS I	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	23.97%
DELAWARE TAX-FREE MINNESOTA FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.84%
DELAWARE TAX-FREE MINNESOTA FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.95%
DELAWARE TAX-FREE MINNESOTA FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.17%
DELAWARE TAX-FREE MINNESOTA FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.51%
DELAWARE TAX-FREE MINNESOTA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.43%
DELAWARE TAX-FREE MINNESOTA FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	14.34%

DELAWARE TAX-FREE MINNESOTA FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.00%
DELAWARE TAX-FREE MINNESOTA FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.02%
DELAWARE TAX-FREE MINNESOTA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.04%
DELAWARE TAX-FREE MINNESOTA FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.11%
DELAWARE TAX-FREE MINNESOTA FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.23%
DELAWARE TAX-FREE MINNESOTA FUND CLASS C	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.21%
DELAWARE TAX-FREE MINNESOTA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	23.37%

DELAWARE TAX-FREE MINNESOTA FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.49%
DELAWARE TAX-FREE MINNESOTA FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.76%
DELAWARE TAX-FREE MINNESOTA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.36%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.15%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	13.21%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.95%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.28%

DELAWARE TAX-FREE MINNESOTA INT FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.88%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.17%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	23.40%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.19%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.00%
DELAWARE TAX-FREE MINNESOTA INT FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.88%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	17.01%

DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.27%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.54%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.02%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	9.58%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.12%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.50%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.52%

DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.83%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	23.73%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	14.02%
DELAWARE MINNESOTA HIGH YLD MUNI BOND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.53%
DELAWARE SELECT GROWTH FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.02%
DELAWARE SELECT GROWTH FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.06%
DELAWARE SELECT GROWTH FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.95%

DELAWARE SELECT GROWTH FUND CLASS C	ASCENSUS TRUST COMPANY FBO BERKS ENGINEERING CO 401(K) P.O. BOX 10758 FARGO, ND 58106	8.79%
DELAWARE SELECT GROWTH FUND CLASS C	ASCENSUS TRUST COMPANY FBO MU MANAGEMENT LLC P.O. BOX 10758 FARGO, ND 58106	5.84%
DELAWARE SELECT GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.81%
DELAWARE SELECT GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.99%
DELAWARE SELECT GROWTH FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.53%
DELAWARE SELECT GROWTH FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.37%

DELAWARE TAX-FREE ARIZONA FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.59%
DELAWARE TAX-FREE ARIZONA FUND CLASS A	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	8.94%
DELAWARE TAX-FREE ARIZONA FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.48%
DELAWARE TAX-FREE ARIZONA FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	14.72%
DELAWARE TAX-FREE ARIZONA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.38%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.39%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.81%

DELAWARE TAX-FREE ARIZONA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.90%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.79%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.89%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.22%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.92%
DELAWARE TAX-FREE ARIZONA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	42.15%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.68%

DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.02%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.83%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.13%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.21%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.42%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.07%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	10.93%

DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	LAWRENCE H & BETTE N NAKAYAMA TTEES NAKAYAMA FAMILY TRUST U/A DTD 05/20/1995 853 E GLADWICK ST CARSON CA 90746-3818	5.41%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.05%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.20%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	27.00%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.46%
DELAWARE TAX-FREE CALIFORNIA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.34%
DELAWARE TAX-FREE COLORADO FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.82%

DELAWARE TAX-FREE COLORADO FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	6.24%
DELAWARE TAX-FREE COLORADO FUND CLASS A	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	5.10%
DELAWARE TAX-FREE COLORADO FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.39%
DELAWARE TAX-FREE COLORADO FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.65%
DELAWARE TAX-FREE COLORADO FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.92%
DELAWARE TAX-FREE COLORADO FUND CLASS C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	10.00%
DELAWARE TAX-FREE COLORADO FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.07%

DELAWARE TAX-FREE COLORADO FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.70%
DELAWARE TAX-FREE COLORADO FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	18.26%
DELAWARE TAX-FREE COLORADO FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.40%
DELAWARE TAX-FREE COLORADO FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.98%
DELAWARE TAX-FREE IDAHO FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	18.45%
DELAWARE TAX-FREE IDAHO FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	19.12%
DELAWARE TAX-FREE IDAHO FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.13%

DELAWARE TAX-FREE IDAHO FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.99%
DELAWARE TAX-FREE IDAHO FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.26%
DELAWARE TAX-FREE IDAHO FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.60%
DELAWARE TAX-FREE IDAHO FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.10%
DELAWARE TAX-FREE IDAHO FUND CLASS C	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.16%
DELAWARE TAX-FREE IDAHO FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.46%
DELAWARE TAX-FREE IDAHO FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.04%

DELAWARE TAX-FREE IDAHO FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	10.31%
DELAWARE TAX-FREE IDAHO FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	42.67%
DELAWARE TAX-FREE NEW YORK FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	23.07%
DELAWARE TAX-FREE NEW YORK FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.65%
DELAWARE TAX-FREE NEW YORK FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	22.21%
DELAWARE TAX-FREE NEW YORK FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	13.52%
DELAWARE TAX-FREE NEW YORK FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.47%

DELAWARE TAX-FREE NEW YORK FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.64%
DELAWARE TAX-FREE NEW YORK FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	12.21%
DELAWARE TAX-FREE NEW YORK FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.37%
DELAWARE TAX-FREE NEW YORK FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.98%
DELAWARE TAX-FREE NEW YORK FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	11.70%
DELAWARE TAX-FREE NEW YORK FUND CLASS C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	5.20%
DELAWARE TAX-FREE NEW YORK FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	38.41%

DELAWARE TAX-FREE NEW YORK FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.41%
DELAWARE TAX-FREE NEW YORK FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.53%
DELAWARE TAX-FREE NEW YORK FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.83%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.71%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.17%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.99%

DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	14.64%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.48%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.82%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	14.82%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	15.08%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.62%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.44%

DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.83%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.42%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.53%
DELAWARE NATIONAL HIGH YIELD MUNI BOND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.53%
DELAWARE SELECT GROWTH FUND CLASS I	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.14%
DELAWARE SELECT GROWTH FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.50%
DELAWARE SELECT GROWTH FUND CLASS I	GREAT-WEST TRUST COMPANY LLC TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	13.59%

DELAWARE SELECT GROWTH FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.07%
DELAWARE SELECT GROWTH FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.28%
DELAWARE SELECT GROWTH FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.11%
DELAWARE SELECT GROWTH FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.44%
DELAWARE SELECT GROWTH FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.94%
DELAWARE SELECT GROWTH FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.54%
DELAWARE STRATEGIC ALLOCATION FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	17.76%

DELAWARE STRATEGIC ALLOCATION FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.84%
DELAWARE STRATEGIC ALLOCATION FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.89%
DELAWARE STRATEGIC ALLOCATION FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.75%
DELAWARE STRATEGIC ALLOCATION FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.45%
DELAWARE STRATEGIC ALLOCATION FUND CLASS I	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	27.73%
DELAWARE STRATEGIC ALLOCATION FUND CLASS I	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	8.52%

DELAWARE STRATEGIC ALLOCATION FUND CLASS I	LINCOLN RETIREMENT SERVICES CO LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC EMPLOYEES SAV AND 401K P.O. BOX 7876 FORT WAYNE IN 46801-7876	22.79%
DELAWARE STRATEGIC ALLOCATION FUND CLASS I	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN P.O. BOX 7876 FORT WAYNE IN 46801-7876	15.12%
DELAWARE VALUE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	18.56%
DELAWARE VALUE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.40%
DELAWARE VALUE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.06%
DELAWARE VALUE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.62%

DELAWARE VALUE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.41%
DELAWARE VALUE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.81%
DELAWARE VALUE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.11%
DELAWARE VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.60%
DELAWARE VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.32%
DELAWARE VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.43%
DELAWARE VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.26%

DELAWARE VALUE FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.61%
DELAWARE VALUE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.52%
DELAWARE VALUE FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	13.35%
DELAWARE VALUE FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.60%
DELAWARE VALUE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	16.79%
DELAWARE VALUE FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.25%

DELAWARE CORPORATE BOND FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	9.29%
DELAWARE CORPORATE BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.95%
DELAWARE CORPORATE BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.63%
DELAWARE CORPORATE BOND FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.35%
DELAWARE CORPORATE BOND FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.07%
DELAWARE CORPORATE BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	27.05%
DELAWARE CORPORATE BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.15%

DELAWARE CORPORATE BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.70%
DELAWARE CORPORATE BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.63%
DELAWARE CORPORATE BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.54%
DELAWARE CORPORATE BOND FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.85%
DELAWARE CORPORATE BOND FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.80%
DELAWARE CORPORATE BOND FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	42.73%
DELAWARE CORPORATE BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.78%

DELAWARE CORPORATE BOND FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.14%
DELAWARE CORPORATE BOND FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.13%
DELAWARE EXTENDED DURATION BOND FUND CLASS A	FIRST STATE TRUST COMPANY DELAWARE CORPORATE CENTER I 1 RIGHTER PARKWAY SUITE 120 WLIMINGTON DE 19803	16.48%
DELAWARE EXTENDED DURATION BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.39%
DELAWARE EXTENDED DURATION BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.27%
DELAWARE EXTENDED DURATION BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.84%
DELAWARE EXTENDED DURATION BOND FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	16.48%

DELAWARE EXTENDED DURATION BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.18%
DELAWARE EXTENDED DURATION BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.96%
DELAWARE EXTENDED DURATION BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.48%
DELAWARE EXTENDED DURATION BOND FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.87%
DELAWARE EXTENDED DURATION BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.22%
DELAWARE EXTENDED DURATION BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.63%
DELAWARE EXTENDED DURATION BOND FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.43%

DELAWARE EXTENDED DURATION BOND FUND CLASS I	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	14.34%
DELAWARE EXTENDED DURATION BOND FUND CLASS I	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	8.75%
DELAWARE EXTENDED DURATION BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	28.51%
DELAWARE EXTENDED DURATION BOND FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.18%
DELAWARE EXTENDED DURATION BOND FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.79%
DELAWARE SMALL CAP CORE FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.41%
DELAWARE SMALL CAP CORE FUND CLASS A	GREAT-WEST TRUST COMPANY LLC TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	6.00%

DELAWARE SMALL CAP CORE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	22.35%
DELAWARE SMALL CAP CORE FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.15%
DELAWARE SMALL CAP CORE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12.78%
DELAWARE SMALL CAP CORE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.24%
DELAWARE SMALL CAP CORE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	15.86%
DELAWARE SMALL CAP CORE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.61%
DELAWARE SMALL CAP CORE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.87%

DELAWARE SMALL CAP CORE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.75%
DELAWARE SMALL CAP CORE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	29.12%
DELAWARE SMALL CAP CORE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.48%
DELAWARE SMALL CAP CORE FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	10.00%
DELAWARE SMALL CAP CORE FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.00%
DELAWARE SMALL CAP CORE FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	28.70%
DELAWARE SMALL CAP CORE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.78%

DELAWARE SMALL CAP CORE FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.35%
DELAWARE SMALL CAP CORE FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.19%
DELAWARE EXTENDED DURATION BOND FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	14.10%
DELAWARE EXTENDED DURATION BOND FUND CLASS R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	82.44%
DELAWARE SMALL CAP CORE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	15.16%
DELAWARE SMALL CAP CORE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	21.66%
DELAWARE SMALL CAP CORE FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.85%

DELAWARE SMALL CAP VALUE FUND CLASS R6	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.86%
DELAWARE SMALL CAP VALUE FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	9.08%
DELAWARE SMALL CAP VALUE FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	18.44%
DELAWARE SMALL CAP VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.61%
DELAWARE SMALL CAP VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.15%
DELAWARE SMID CAP GROWTH FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	15.48%
DELAWARE SMID CAP GROWTH FUND CLASS R6	MATRIX TRUST COMPANY COTRUSTEE FBO U.A. LOCAL 393 DEFINED CONTRIBUTION PO BOX 52129 PHOENIX AZ 850722129	8.72%

DELAWARE SMID CAP GROWTH FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.74%
DELAWARE SMID CAP GROWTH FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY FBO VIPS II 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184	38.79%
DELAWARE VALUE FUND CLASS R6	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.54%
DELAWARE VALUE FUND CLASS R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	7.99%
DELAWARE VALUE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.42%
DELAWARE VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.27%
DELAWARE VALUE FUND CLASS R6	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST AUTOZONE, INC. 401(K) PLAN 123 SOUTH FRONT STREET PO BOX 2198 MEMPHIS TN 38103	5.03%

DELAWARE SMID CAP GROWTH FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	13.96%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS R	ASCENSUS TRUST COMPANY FBO RBS SPORTS LLC 401K PLAN P.O. BOX 10758 FARGO, ND 58106	13.84%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS R	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	8.66%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS R	MATRIX TRUST COMPANY CUST. FBO CAPITAL VALVE SERVICE, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202	7.65%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS R	MID ATLANTIC TRUST COMPANY FBO CREATIVE CHOICE HOMES LLP 401(K) PR 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	6.38%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.27%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME CLASS R	PAI TRUST COMPANY, INC. ROCHA'S CONSTRUCTION, INC. 401(K) P 1300 ENTERPRISE DRIVE DE PERE WI 541150000	5.33%

DELAWARE STRATEGIC INCOME FUND CLASS R	ASCENSUS TRUST COMPANY FBO KWANGJA T(K)O FUND RETIREMENT FUND P.O. BOX 10758 FARGO, ND 58106	5.58%
DELAWARE STRATEGIC INCOME FUND CLASS R	ASCENSUS TRUST COMPANY FBO SCHUYLKILL TOWNSHIP P.O. BOX 10758 FARGO, ND 58106	5.48%
DELAWARE STRATEGIC INCOME FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO HARRISON WESTERN CONSTRUCTION401(K) 717 17TH STREET SUITE 1300 DENVER CO 80202	59.26%
DELAWARE STRATEGIC INCOME FUND CLASS R	MG TRUST COMPANY CUST. FBO IMPACT RETIREMENT 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	15.07%
DELAWARE INTERNATIONAL VALUE EQUITY CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	24.39%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	12.68%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO MID STATE OIL 401K P.O. BOX 10758 FARGO, ND 58106	6.04%

DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO MONTROY ANDERSON 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	5.70%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	5.27%
DELAWARE DIVERSIFIED INCOME FUND CLASS R	HARTFORD LIFE INSURANCE CO SEP ACCT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	24.69%
DELAWARE DIVERSIFIED INCOME FUND CLASS R	LINCOLN RETIREMENT SERVICES CO FBO CITY OF RAHWAY 457B P.O. BOX 7876 FORT WAYNE IN 46801-7876	5.43%
DELAWARE DIVERSIFIED INCOME FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	5.97%
DELAWARE SELECT GROWTH FUND CLASS R	ASCENSUS TRUST COMPANY FBO ENTERTAINMENT SERVICES GROUP, INC. P.O. BOX 10758 FARGO, ND 58106	15.17%
DELAWARE SELECT GROWTH FUND CLASS R	ASCENSUS TRUST COMPANY FBO SYDNOR HYDRO/RIVER GOLF 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	14.83%
DELAWARE SELECT GROWTH FUND CLASS R	ASCENSUS TRUST COMPANY FBO THE ELVIS ASSOCIATES 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	5.39%

DELAWARE SELECT GROWTH FUND CLASS R	MG TRUST COMPANY CUST. FBO MIDWEST HELICOPTER AIRWAYS, INC. CA 717 17TH STREET SUITE 1300 DENVER CO 80202	7.72%
DELAWARE SELECT GROWTH FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO UFCW NATIONAL HEALTH WELFARE FUND 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	7.07%
DELAWARE SELECT GROWTH FUND CLASS R	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	24.81%
DELAWARE STRATEGIC ALLOCATION FUND CLASS R	ASCENSUS TRUST COMPANY FBO BUTLER BALANCING COMPANY INC PO BOX 10758 FARGO ND 58106-0758	27.97%
DELAWARE STRATEGIC ALLOCATION FUND CLASS R	DR. TENCZA FBO TENCZA DENTAL ASSOCIATES P C 401(K) 427 CATTELL STREET EASTON, PA 18042	31.32%
DELAWARE STRATEGIC ALLOCATION FUND CLASS R	JOHN SWIDWINSKI FBO P A C FEDERAL CREDIT UNION 401(K) P 2889 EAST MAPLE RD TROY, MI 48083	8.76%
DELAWARE STRATEGIC ALLOCATION FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO AQUINAS INSTITUTE OF THEOLOGY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.93%

DELAWARE STRATEGIC ALLOCATION FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO INDUSTRIAL PHYSICAL CAPABILITY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	13.66%
DELAWARE CORPORATE BOND FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	62.08%
DELAWARE SMALL CAP VALUE FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	21.38%
DELAWARE SMALL CAP VALUE FUND CLASS R	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST THE PETERSON COMPANIES 12500 FAIR LAKE CIR STE 400 FAIRFAX VA 22033	6.82%
DELAWARE SMALL CAP VALUE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	29.37%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	ASCENSUS TRUST COMPANY FBO QUEST CORPORATION P.O. BOX 10758 FARGO, ND 58106	8.92%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	12.17%

DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO OAKTREE FUNDING CORP 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	7.12%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	14.72%
DELAWARE EMERGING MARKETS FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	13.43%
DELAWARE EMERGING MARKETS FUND CLASS R	HARTFORD LIFE INSURANCE CO SEP ACCT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	7.17%
DELAWARE EMERGING MARKETS FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	43.06%
DELAWARE EMERGING MARKETS FUND CLASS R	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST MAMMOET USA SOUTH, INC 401(K) 20525 FM 521 ROSHARON TX 77583	7.63%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R6	BANK OF STOCKTON WEALTH MANGEMENT GROUP 555 WEST BENJAMIN HOLT DRIVE BLDG A STOCKTON CA 952073888	10.33%

DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R6	DESERET MUTUAL BENEFIT ADMIN AS TRUSTEE FOR DESERET MUTUAL RETIREE MEDICAL & LIFE PL TR(EQUITY SUBST) 179 SOCIAL HALL AVE SUITE 100 SALT LAKE CITY UT 84111-1542	13.48%
DELAWARE HIGH YIELD OPPORTUNITIES FUND CLASS R6	MAC & CO FBO PUBLIC PENSION ATTN MUTUAL FUND OPS PO BOX 3198 500 GRANT ST PITTSBURGH PA 15258-0000	70.04%
DELAWARE WEALTH BUILDER FUND CLASS R	ASCENSUS TRUST COMPANY FBO BUTLER BALANCING COMPANY INC PO BOX 10758 FARGO ND 58106-0758	7.72%
DELAWARE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETTERSEN AND SILBERMAN DENTAL 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	8.95%
DELAWARE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PMALLIANCE, INC 401K PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	19.95%
DELAWARE WEALTH BUILDER FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.72%
DELAWARE WEALTH BUILDER FUND CLASS R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.14%

DELAWARE WEALTH BUILDER FUND CLASS R	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	22.71%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	26.16%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	5.80%
DELAWARE GLOBAL LISTED REAL ASSETS FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	61.60%
DELAWARE EXTENDED DURATION BOND FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	8.00%
DELAWARE EXTENDED DURATION BOND FUND CLASS R	HARTFORD LIFE INSURANCE CO SEP ACCT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	29.16%

DELAWARE EXTENDED DURATION BOND FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	15.99%
DELAWARE EXTENDED DURATION BOND FUND CLASS R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	21.04%
DELAWARE SMALL CAP CORE FUND CLASS R	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	11.80%
DELAWARE SMALL CAP CORE FUND CLASS R	MATRIX TRUST COMPANY CUST FBO MADISON MEDICAL AFFILIATES, INC. EM PO BOX 52129 PHOENIX AZ 85072	8.76%
DELAWARE SMALL CAP CORE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.73%
DELAWARE SMALL CAP CORE FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	13.45%
DELAWARE CORPORATE BOND FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	10.37%

DELAWARE CORPORATE BOND FUND CLASS R6	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	12.52%
DELAWARE CORPORATE BOND FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	9.21%
DELAWARE CORPORATE BOND FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	56.01%
DELAWARE INTERNATIONAL SMALL CAP FUND R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	9.73%
DELAWARE INTERNATIONAL SMALL CAP FUND R6	CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	73.01%
DELAWARE INTERNATIONAL SMALL CAP FUND R6	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	6.36%

DELAWARE VALUE FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	17.05%
DELAWARE VALUE FUND CLASS R	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	5.83%
DELAWARE VALUE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	37.23%
DELAWARE INTERNATIONAL VALUE EQUITY R6	ASCENSUS TRUST COMPANY FBO DGA 401(K) PROFIT SHARING PLAN P.O. BOX 10758 FARGO, ND 58106	20.51%
DELAWARE INTERNATIONAL VALUE EQUITY R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	25.38%
DELAWARE INTERNATIONAL VALUE EQUITY R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	5.63%

DELAWARE INTERNATIONAL VALUE EQUITY R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	18.74%
DELAWARE INTERNATIONAL VALUE EQUITY R6	MID ATLANTIC TRUST COMPANY FBO MILLER BOAT LINE, INC. 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.12%
DELAWARE HEALTHCARE FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.18%
DELAWARE HEALTHCARE FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.55%
DELAWARE HEALTHCARE FUND CLASS A	LIU-ER CHEN AND DAWN DING JT WROS SUBJECT TO DSCI TOD RULES 33 GREEN HILL RD BROOKLINE MA 02445-5906	18.81%
DELAWARE HEALTHCARE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.12%
DELAWARE HEALTHCARE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.34%

DELAWARE HEALTHCARE FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	10.90%
DELAWARE HEALTHCARE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.07%
DELAWARE HEALTHCARE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.92%
DELAWARE HEALTHCARE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	11.50%
DELAWARE HEALTHCARE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.89%
DELAWARE HEALTHCARE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.40%
DELAWARE HEALTHCARE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.01%

DELAWARE HEALTHCARE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.92%
DELAWARE HEALTHCARE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	24.66%
DELAWARE HEALTHCARE FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	18.30%
DELAWARE HEALTHCARE FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.06%
DELAWARE HEALTHCARE FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.97%
DELAWARE HEALTHCARE FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.08%
DELAWARE HEALTHCARE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.48%

DELAWARE HEALTHCARE FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.29%
DELAWARE HEALTHCARE FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.47%
DELAWARE HEALTHCARE FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.05%
DELAWARE HEALTHCARE FUND CLASS R	ASCENSUS TRUST COMPANY FBO PRESTOTECH SOLUTIONS 401(K) P.O. BOX 10758 FARGO, ND 58106	6.29%
DELAWARE HEALTHCARE FUND CLASS R	ASCENSUS TRUST COMPANY FBO TRUTH FOR LIFE RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	6.28%
DELAWARE HEALTHCARE FUND CLASS R	BRIAN WEST FBO M & M AMERICAN LOGISTICS INC 401(K) 7300 INDUSTRIAL ROW DRIVE MASON, OH 45040	5.65%
DELAWARE HEALTHCARE FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO ADMERASIA 401(K) PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	5.58%
DELAWARE HEALTHCARE FUND CLASS R	PAI TRUST COMPANY, INC. ALDERCREST DEVELOPMENT CORP. 401(K) 1300 ENTERPRISE DRIVE DE PERE WI 541150000	8.12%

DELAWARE HEALTHCARE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.72%
DELAWARE MID CAP VALUE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.18%
DELAWARE MID CAP VALUE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.01%
DELAWARE MID CAP VALUE FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	24.57%
DELAWARE MID CAP VALUE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9.64%
DELAWARE MID CAP VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.16%
DELAWARE MID CAP VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.67%

DELAWARE MID CAP VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	29.57%
DELAWARE MID CAP VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	34.26%
DELAWARE MID CAP VALUE FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	74.64%
DELAWARE MID CAP VALUE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.66%
DELAWARE MID CAP VALUE FUND CLASS R	ASCENSUS TRUST COMPANY FBO WABASHA DENTISTRY 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	20.58%
DELAWARE MID CAP VALUE FUND CLASS R	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY FRITCHER CONSTRUCTION 401(K) P LAN 35 IRON POINT CIRCLE FOLSOM CA 95630	28.42%
DELAWARE MID CAP VALUE FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO JARVIS LAND SURVEY INC 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	6.85%

DELAWARE MID CAP VALUE FUND CLASS R	PAI TRUST COMPANY, INC. OAKLAND LUBRICATION CO 401(K) P/S P 1300 ENTERPRISE DRIVE DE PERE WI 541150000	35.47%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.07%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.79%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.56%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.40%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.47%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.23%

DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.62%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.12%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.05%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	14.16%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.11%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.12%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS I	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	16.15%

DELAWARE INTERNATIONAL SMALL CAP FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	50.82%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.26%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS R	MACQUARIE MANAGEMENT HOLDINGS INC C/O RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	7.71%
DELAWARE INTERNATIONAL SMALL CAP FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO DELASOFT INC 401(K) PROFIT SHARING 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	82.01%
DELAWARE TAX-FREE USA FUND CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.01%
DELAWARE TAX-FREE USA FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	11.97%
DELAWARE TAX-FREE USA FUND CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.58%

DELAWARE TAX-FREE USA FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.69%
DELAWARE TAX-FREE USA FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.52%
DELAWARE TAX-FREE USA FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.97%
DELAWARE TAX-FREE USA FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	12.94%
DELAWARE TAX-FREE USA FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.74%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS I	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	12.37%

DELAWARE TAX-FREE USA INTERMEDIATE CLASS I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.89%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	16.09%
DELAWARE TAX-FREE USA INTERMEDIATE CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	16.82%
DELAWARE NATL HIGH YIELD MUNI BOND FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.94%
DELAWARE NATL HIGH YIELD MUNI BOND FUND CLASS I	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 295 CHIPETA WAY SALT LAKE CITY UT 84108	23.88%
DELAWARE NATL HIGH YIELD MUNI BOND FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	18.64%
DELAWARE NATL HIGH YIELD MUNI BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.87%

DELAWARE NATL HIGH YIELD MUNI BOND FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.56%
DELAWARE NATL HIGH YIELD MUNI BOND FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	11.14%
MACQUARIE EMERGING MARKETS PORTFOLIO II	DOUGLAS BESHAROV 5630 WISCONSIN AVE APT 801 CHEVY CHASE MD 20815-4455	6.91%
MACQUARIE EMERGING MARKETS PORTFOLIO II	MARIANO RIVERA AND CLARA RIVERA JT WROS 425 RIDGEWAY WHITE PLAINS NY 10605-4205	9.92%
MACQUARIE EMERGING MARKETS PORTFOLIO II	SOCIETY OF ST SULPICE FOUNDATION US INC - ADMINISTRATION & SERVICES 5408 ROLAND AVE BALTIMORE MD 21210-1988	33.81%
MACQUARIE EMERGING MARKETS PORTFOLIO II	SOCIETY OF ST SULPICE FOUNDATION US INC VESTRY 5408 ROLAND AVE BALTIMORE MD 21210-1988	9.07%
MACQUARIE EMERGING MARKETS PORTFOLIO II	SOCIETY OF ST SULPICE FOUNDATION US INC - RETIREMENT 5408 ROLAND AVE BALTIMORE MD 21210-1988	17.64%
MACQUARIE EMERGING MARKETS PORTFOLIO II	SOCMA 1400 CRYSTAL DR SUITE 630 ARLINGTON VA 22202-0000	5.55%

MACQUARIE EMERGING MARKETS PORTFOLIO II	ST STEPHENS & ST AGNES SCHOOL FOUNDATION TRUST 1991 400 FONTAINE ST ALEXANDRIA VA 22302-3700	8.08%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	44.91%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MACQUARIE HOLDINGS USA INC 401A PO BOX 7876 FORT WAYNE IN 46801-7876	31.94%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC EMPLOYEES SAV & 401K PO BOX 7876 FORT WAYNE IN 46801-7876	15.49%
DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.10%
DELAWARE COVERED CALL STRATEGY FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.29%
DELAWARE COVERED CALL STRATEGY FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	21.30%

DELAWARE COVERED CALL STRATEGY FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	33.55%
DELAWARE COVERED CALL STRATEGY FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	38.14%
DELAWARE COVERED CALL STRATEGY FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	8.45%
DELAWARE COVERED CALL STRATEGY FUND CLASS I	MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106	5.82%
DELAWARE COVERED CALL STRATEGY FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.38%
DELAWARE COVERED CALL STRATEGY FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.66%
DELAWARE COVERED CALL STRATEGY FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	23.84%

DELAWARE COVERED CALL STRATEGY FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	70.50%
DELAWARE EQUITY INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	19.89%
DELAWARE EQUITY INCOME FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	33.00%
DELAWARE EQUITY INCOME FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	9.69%
DELAWARE EQUITY INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.23%
DELAWARE EQUITY INCOME FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.75%
DELAWARE EQUITY INCOME FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.29%
DELAWARE EQUITY INCOME FUND CLASS I	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	22.28%

DELAWARE EQUITY INCOME FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	41.08%
DELAWARE EQUITY INCOME FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	58.92%
DELAWARE GLOBAL EQUITY FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	19.57%
DELAWARE GLOBAL EQUITY FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	91.74%
DELAWARE GLOBAL EQUITY FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.18%
DELAWARE GLOBAL EQUITY FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	8.52%
DELAWARE GLOBAL EQUITY FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	81.30%

DELAWARE GROWTH AND INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	25.72%
DELAWARE GROWTH AND INCOME FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	49.93%
DELAWARE GROWTH AND INCOME FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	10.24%
DELAWARE GROWTH AND INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.05%
DELAWARE GROWTH AND INCOME FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.20%
DELAWARE GROWTH AND INCOME FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.13%
DELAWARE GROWTH AND INCOME FUND CLASS I	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.96%

DELAWARE GROWTH AND INCOME FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	93.63%
DELAWARE GROWTH AND INCOME FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	6.37%
DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.66%
DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	14.33%
DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	79.42%
DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	8.35%
DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.00%

DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	22.65%
DELAWARE HEDGED U.S. EQUITY OPPORTUNITIES FUND R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	77.35%
DELAWARE TAX-FREE NEW JERSEY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.64%
DELAWARE TAX-FREE NEW JERSEY FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	87.47%
DELAWARE TAX-FREE NEW JERSEY FUND CLASS I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.25%
DELAWARE OPPORTUNITY FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	23.77%
DELAWARE OPPORTUNITY FUND CLASS A	SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	9.72%

DELAWARE OPPORTUNITY FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	29.21%
DELAWARE OPPORTUNITY FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	34.46%
DELAWARE OPPORTUNITY FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.50%
DELAWARE OPPORTUNITY FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.56%
DELAWARE OPPORTUNITY FUND CLASS I	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.49%
DELAWARE OPPORTUNITY FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	21.69%
DELAWARE OPPORTUNITY FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	5.69%

DELAWARE OPPORTUNITY FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO YOUNG ARCHITECTURAL, LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	69.83%
DELAWARE TAX-FREE OREGON FUND CLASS A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	5.38%
DELAWARE TAX-FREE OREGON FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	52.39%
DELAWARE TAX-FREE OREGON FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.07%
DELAWARE TAX-FREE OREGON FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.62%
DELAWARE TAX-FREE OREGON FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	22.20%
DELAWARE PREMIUM INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	13.08%
DELAWARE PREMIUM INCOME FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	14.90%

DELAWARE PREMIUM INCOME FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	49.69%
DELAWARE PREMIUM INCOME FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	19.49%
DELAWARE PREMIUM INCOME FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.73%
DELAWARE PREMIUM INCOME FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	69.65%
DELAWARE PREMIUM INCOME FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	30.35%
DELAWARE GROWTH EQUITY FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	23.28%

DELAWARE GROWTH EQUITY FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	75.80%
DELAWARE GROWTH EQUITY FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	8.61%
DELAWARE GROWTH EQUITY FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.22%
DELAWARE GROWTH EQUITY FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	69.74%
DELAWARE GROWTH EQUITY FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	25.77%
DELAWARE TOTAL RETURN FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	20.26%
DELAWARE TOTAL RETURN FUND CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	21.81%

DELAWARE TOTAL RETURN FUND CLASS I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	19.00%
DELAWARE TOTAL RETURN FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.80%
DELAWARE TOTAL RETURN FUND CLASS I	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.28%
DELAWARE TOTAL RETURN FUND CLASS I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.37%
DELAWARE TOTAL RETURN FUND CLASS I	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	32.65%
DELAWARE TOTAL RETURN FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	25.43%
DELAWARE TOTAL RETURN FUND CLASS R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	19.10%

DELAWARE TOTAL RETURN FUND CLASS R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WOOSTER CITY SCHOOL DISTRICT 403(B) 717 17TH STREET, SUITE 1300 DENVER CO 80202	19.89%
DELAWARE TOTAL RETURN FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO YOUNG ARCHITECTURAL, LLC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	35.58%
VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	46.80%
VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	10.17%
VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	18.68%
VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	20.49%
VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	42.52%
VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	15.61%

VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	21.27%
VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	20.60%
VIP EQUITY INCOME STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	48.11%
VIP EQUITY INCOME STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	10.56%
VIP EQUITY INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	22.12%
VIP EQUITY INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	19.21%
VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	68.79%
VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	5.66%

VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	16.01%
VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	9.53%
VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	21.89%
VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	22.84%
VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	19.49%
VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	23.44%
VIP OPPORTUNITY STANDARD CLASS	MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1144	12.34%

VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	26.95%
VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	12.67%
VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	31.40%
VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	28.98%
VIP SPECIAL SITUATIONS STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	69.56%
VIP SPECIAL SITUATIONS STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	7.18%
VIP SPECIAL SITUATIONS STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	14.74%
VIP SPECIAL SITUATIONS STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	8.51%

VIP INTERNATIONAL STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	48.20%
VIP INTERNATIONAL STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	5.13%
VIP INTERNATIONAL STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	12.10%
VIP INTERNATIONAL STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	8.71%
VIP INTERNATIONAL STANDARD CLASS	TIAA CREF LIFE SEPARATE ACCOUNT VA-1 LIFE INSURANCE CO 8500 ANDREW CARNEGIE BLVD # E3/N6 CHARLOTTE NC 28262-8500	22.26%
VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	13.32%
VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	17.50%
VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	26.00%

VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	42.83%
VIP TOTAL RETURN SERVICE CLASS	MACQUARIE INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%
VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	30.28%
VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	11.46%
VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	32.12%
VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	26.14%
VIP INVESTMENT GRADE SERVICE CLASS	MACQUARIE INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%

VIP EMERGING MARKETS SERIES STANDARD CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	80.15%
VIP EMERGING MARKETS SERIES STANDARD CLASS	NY LIFE INSURANCE & ANNUITY CORP 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.07%
VIP EMERGING MARKETS SERIES STANDARD CLASS	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102	9.59%
VIP EMERGING MARKETS SERIES SERVICE CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	85.90%
VIP SMALL CAP VALUE SERIES STANDARD CLASS	BRIGHTHOUSE LIFE INSURANCE CO ATTN: SHAREHOLDER ACCOUNTING DEPT 1 CITY PL HARTFORD CT 06103-3432	7.01%
VIP SMALL CAP VALUE SERIES STANDARD CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	61.78%
VIP SMALL CAP VALUE SERIES STANDARD CLASS	NY LIFE INSURANCE & ANNUITY CORP 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	9.45%
VIP SMALL CAP VALUE SERIES STANDARD CLASS	TIAA CREF LIFE SEPARATE ACCOUNT VA-1 LIFE INSURANCE CO 8500 ANDREW CARNEGIE BLVD # E3/N6 CHARLOTTE NC 28262-8500	7.35%

VIP SMALL CAP VALUE SERIES SERVICE CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	70.33%
VIP SMALL CAP VALUE SERIES SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	7.39%
VIP SMALL CAP VALUE SERIES SERVICE CLASS	NY LIFE INSURANCE & ANNUITY CORP 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.09%
VIP INTERNATIONAL SERVICE CLASS	GREAT-WEST LIFE & ANNUITY FBO COLI VUL 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	28.27%
VIP INTERNATIONAL SERVICE CLASS	GREAT-WEST LIFE & ANNUITY FBO VARIABLE ANNUITY SMARTTRACK 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	64.18%
OPTIMUM LARGE CAP GROWTH FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	93.01%
OPTIMUM LARGE CAP GROWTH FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	93.61%
OPTIMUM LARGE CAP GROWTH FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.40%

OPTIMUM LARGE CAP VALUE FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	94.11%
OPTIMUM LARGE CAP VALUE FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	94.86%
OPTIMUM LARGE CAP VALUE FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.96%
OPTIMUM SMALL-MID CAP GROWTH FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	92.71%
OPTIMUM SMALL-MID CAP GROWTH FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	92.97%
OPTIMUM SMALL-MID CAP GROWTH FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.67%
OPTIMUM SMALL-MID CAP VALUE FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	95.66%
OPTIMUM SMALL-MID CAP VALUE FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	95.47%

OPTIMUM SMALL-MID CAP VALUE FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.45%
OPTIMUM INTERNATIONAL FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	95.72%
OPTIMUM INTERNATIONAL FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	95.17%
OPTIMUM INTERNATIONAL FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.54%
OPTIMUM FIXED INCOME FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	96.17%
OPTIMUM FIXED INCOME FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	96.68%
OPTIMUM FIXED INCOME FUND I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.75%

APPENDIX F
TRUSTEE COMPENSATION

The following table sets forth the aggregate compensation paid to each current Independent Trustee by each Trust and the total compensation received from the Delaware Funds by Macquarie for which he or she served as an Independent Trustee for the 12-month period designated below.  Messrs. Dobbs and Harroz and Ms. Lawrence did not serve as a Trustee of any Trust during the most recently completed fiscal year and therefore did not receive any compensation from the Trusts. Only the Independent Trustees received compensation from the Trusts.
	Jerome	Thomas L. Bennett	Anne D.	Joseph W.	John A.	Lucinda	Frances A. Sevilla-	Thomas K.	Christianna	Janet L.
Trust	Abernathy	(Chair)	Borowiec	Chow	Fry	Landreth*	Sacasa	Whitford	Wood	Yeomans
Delaware Group® Adviser Funds (FYE 10/31/2020)	$33,277	$44,406	$32,101	$30,775	$30,807	$30,638	$32,937	$34,661	$33,140	$32,937
Delaware Group Cash Reserve (FYE 3/31/2021)	$467	$618	$443	$429	$437	$347	$465	$483	$467	$455
Delaware Group Equity Funds I (FYE 10/31/2020)	$406	$537	$384	$367	$376	$367	$400	$424	$405	$400
Delaware Group Equity Funds II (FYE 11/30/2020)	$62,860	$82,590	$59,397	$56,224	$58,016	$56,224	$61,710	$65,173	$62,860	$61,710
Delaware Group Equity Funds IV (FYE 9/30/2020)	$47,612	$35,038	$34,003	$32,654	$33,106	$33,024	$34,793	$37,060	$35,408	$34,793
Delaware Group Equity Funds IV (FYE 3/31/2021)	$27,210	$35,845	$25,694	$25,003	$25,425	$19,195	$27,009	$28,008	$27,120	$26,307
Delaware Group Equity Funds V (FYE 11/30/2020)	$51,621	$67,462	$48,736	$46,015	$47,363	$46,015	$50,423	$53,309	$51,621	$50,423
Delaware Group Foundation Funds (FYE 3/31/2021)	$1,346	$1,776	$1,274	$1,232	$1,256	$1,011	$1,336	$1,393	$1,346	$1,309
Delaware Group Global & International Funds (FYE 11/30/2020)	$30,677	$40,080	$28,976	$27,360	$28,139	$27,360	$29,981	$31,682	$30,677	$29,981
Delaware Group Government Fund (FYE 7/31/2021)	$600	$838	$605	$589	$579	$594	$609	$631	$596	$619
Delaware Group Income Funds (FYE 7/31/2021)	$10,759	$15,011	$10,863	$10,557	$10,376	$10,649	$10,920	$11,298	$10,682	$11,089

Delaware Group Limited-Term Government Funds (FYE 12/31/2020)	$2,428	$3,185	$2,300	$2,173	$2,233	$2,173	$2,383	$2,511	$2,428	$2,383
Delaware Group State Tax-Free Income Trust (FYE 8/31/2021)	$8,885	$12,052	$8,269	$8,649	$8,538	$3,967	$8,890	$9,027	$8,885	$8,837

Delaware Group Tax-Free Fund (FYE 8/31/2021)	$14,365	$19,482	$13,265	$14,001	$13,804	$5,697	$14,293	$14,537	$14,365	$14,217
Delaware Pooled® Trust (FYE 10/31/2020)	$4,855	$6,501	$4,697	$4,505	$4,506	$4,483	$4,810	$5,055	$4,834	$4,810
Delaware VIP® Trust (FYE 12/31/2020)	$54,853	$66,556	$49,673	$46,937	$48,281	$46,937	$51,478	$54,338	$52,535	$51,475
Voyageur Insured Funds (FYE 8/31/2021)	$8,885	$12,052	$8,269	$8,649	$8,538	$3,967	$8,890	$9,027	$8,885	$8,837
Voyageur Intermediate Tax Free Funds (FYE 8/31/2021)	$8,885	$12,052	$8,269	$8,649	$8,538	$3,967	$8,890	$9,027	$8,885	$8,837
Voyageur Mutual Funds (FYE 8/31/2021)	$8,885	$12,052	$8,269	$8,649	$8,538	$3,967	$8,890	$9,027	$8,885	$8,837
Voyageur Mutual Funds II (FYE 8/31/2021)	$8,885	$12,052	$8,269	$8,649	$8,538	$3,967	$8,890	$9,027	$8,885	$8,837
Voyageur Mutual Funds III (FYE 10/31/2020)	$1,645	$2,189	$1,583	$1,516	$1,520	$1,510	$1,624	$1,712	$1,638	$1,624
Voyageur Tax Free Funds (FYE 8/31/2021)	$8,885	$12,052	$8,269	$8,649	$8,538	$3,967	$8,890	$9,027	$8,885	$8,837

*	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on Jan. 31, 2021.

APPENDIX G

FEES FOR AUDIT AND OTHER SERVICES

The following table shows, for each Trust:

Audit Fees. The audit fees category are those fees associated with the audit of each Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents.  All of the audit services for the fiscal years indicated for each Trust were approved by the Audit Committee in accordance with its pre-approval policies and procedures.
Audit-Related Fees. Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of each Trust’s annual financial statements and are not otherwise included under the “audit fees” category.
Tax Fees.  Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
All Other Fees. All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Trust	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Delaware Group Adviser Funds 10/31/19 10/31/20	$115,560 $79,310	- -	$17,310 $10,700	- -
Delaware Group Cash Reserve 3/31/20 3/31/21	$33,140 $32,380	- -	$6,500 $6,500	- -
Delaware Group Equity Funds I 10/31/19 10/31/20	$31,090 $30,330	- -	$4,850 $4,850	- -
Delaware Group Equity Funds II 11/30/19 11/30/20	$31,670 $30,910	- -	$4,850 $4,850	- -
Delaware Group Equity Funds IV 9/30/20	$567,680	-	$96,510	-
Delaware Group Equity Funds IV 3/31/20 3/31/21	$90,050 $87,770	- -	$16,500 $16,500	- -

Delaware Group Equity Funds V 11/30/19 11/30/20	$103,940 $101,660	- -	$17,310	- -
Delaware Group Foundation Funds 3/31/20 3/31/21	$49,240 $48,480	- -	$6,501 $6,501	- -
Delaware Group Global & International Funds 11/30/19 11/30/20	$128,880 $94,380	- -	$26,440 19,830	- -
Delaware Group Government Fund 7/31/20 7/31/21	$90,870 $81,783	-	$13,000 $13,000	- -
Delaware Group Income Funds 7/31/20 7/31/21	$172,640 $155,376	- -	$26,000 $26,000	- -
Delaware Group Limited-Term Government Funds 12/31/19 12/31/20	$360,490 $126,340	- -	$38,080 $17,500	- -
Delaware Group State Tax-Free Income Trust 8/31/19 8/31/20	$40,400 $36,640	- -	$5,500 $5,500	- -
Delaware Group Tax-Free Fund 8/31/19 8/31/20	$81,840 $80,320	- -	$11,000 $11,000	- -
Delaware Pooled Trust 10/31/19 10/31/20	$237,130 $231,810	- -	$41,230 $41,230	- -
Delaware VIP Trust 12/31/19 12/31/20	$921,410 $662,180	- -	$103,000 $87,780	- -
Voyageur Insured Funds 8/31/19 8/31/20	$40,400 $39,640	- -	$5,500 $5,500	- -
Voyageur Intermediate Tax-Free Funds 8/31/19 8/31/20	$40,400 $39,640	- -	$5,500 $5,500	- -
Voyageur Mutual Funds 8/31/19 8/31/20	$202,530 $198,720	- -	$27,500 $27,500	- -

Voyageur Mutual Funds II 8/31/19 8/31/20	$40,400 $39,640	- -	$5,500 $5,500	- -
Voyageur Mutual Funds III 10/31/19 10/31/20	$31,630 $30,870	- -	$4,850 $4,850	- -
Voyageur Tax Free Funds 8/31/19 8/31/20	$40,400 $39,640	- -	$5,500 $5,500	- -

Pre-Approval Process
Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:
•
a brief written request shall be prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);

•	the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;
•
if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;

•
should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer.  The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal.  Should the Chairperson of the Audit Committee be unavailable, a designated member of the Audit Committee, as determined by the Audit Committee, may serve as an alternate for the purpose of approving or denying the request.

Scope of Procedures
These Procedures shall apply to both direct and indirect engagements of the Auditors.  Indirect engagements are situations where the Auditors are engaged to provide Fund Services or Fund-Related Adviser Services by a service provider to a Fund or Adviser entity at an Adviser entity's explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

ANNEX I-A

Pre-Approved Fund Services

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B

Pre-Approved Fund-Related Adviser Services

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate